UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2023

Date of reporting period:	January 1 , 2023 – December 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Message from the Trustees

February 13, 2024

Dear Shareholder:

With the new year comes new beginnings. We are pleased to report that on January 1, 2024, Franklin Resources, Inc., a leading global asset management firm operating as Franklin Templeton, acquired Putnam Investments.

With complementary capabilities and an established infrastructure serving over 150 countries, Franklin Templeton enhances Putnam’s investment, risk management, operations, and technology platforms. Together, our firms are committed to delivering strong fund performance and more choices for our investors.

As we enter this new chapter, you can rest assured that your fund continues to be actively managed by the same experienced professionals. Your investment team is exploring new and attractive opportunities for your fund, while monitoring changing market conditions. The following pages provide an update on your fund.

Thank you for investing with Putnam.

Performance summary (as of 12/31/23)

Investment objective

Long-term return consistent with preservation of capital

Net asset value December 31, 2023

Class IA: $17.56	Class IB: $17.86

Annualized total return at net asset value (as of 12/31/23)

				Putnam
	Class IA	Class IB		Balanced
	shares	shares	Russell 3000	Blended
	(2/1/88)	(4/30/98)	Index	Benchmark
1 year	17.78%	17.48%	25.96%	17.21%
5 years	8.41	8.14	15.16	9.24
10 years	6.61	6.35	11.48	7.22
Life of fund	7.53	7.33	10.80	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund’s custom benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

Putnam VT Global Asset Allocation Fund 1

The Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

The fund’s custom benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund.

The Putnam Balanced Blended Benchmark is an unmanaged index administered by Putnam Investment Management, LLC, 50% of which is the Russell 3000 Index, 35% of which is the Bloomberg U.S. Aggregate Bond Index, 10% of which is the MSCI EAFE Index (ND), and 5% of which is the JPMorgan Developed High Yield Index. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities. The MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

All MSCI indices are provided by MSCI.

MSCI makes no warranties and shall have no liability with respect to any MSCI data reproduced herein. No further redistribution or use is permitted. This report is not prepared or endorsed by MSCI. Important data provider notices and terms available at www.franklintempletondatasources.com. You cannot invest directly in an index.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

2 Putnam VT Global Asset Allocation Fund

Report from your fund’s managers

Please describe the investing environment for the 12-month reporting period ended December 31, 2023.

Stocks began 2023 on solid ground. In January, China shed the last of its Covid-19 restrictions. U.S. inflation declined for its sixth consecutive month, and the U.S. Federal Reserve continued to reduce the size and pace of its interest-rate hikes. A strong labor market kept the U.S. economy in expansion. Better-than-expected corporate earnings also improved investor sentiment.

In February, new risks emerged. A real-estate crisis in China overshadowed its highly anticipated economic reopening. In March, several regional U.S. bank failures, followed by government intervention, also cautioned investors. A months-long debate over the U.S. debt ceiling further concerned investors. A bipartisan resolution in May helped to calm investors’ nerves, and U.S. Treasury yields moved higher.

U.S. inflation continued to ease but remained above the Fed’s 2% target rate. The Fed skipped a rate increase in June, raised rates in July, and held interest rates steady through period-end. Optimism rose that the Fed would soon end its rate-hiking cycle. At its mid-December meeting, the Fed suggested it would make three rate cuts in calendar 2024. Dovish comments from policymakers caused Treasury yields to move lower and stocks to move higher.

For the 12-month reporting period, U.S. stocks, as measured by the S&P 500 Index, returned 26.29%. High-yield bonds, which performed well along with other risk assets, outperformed investment-grade [IG] corporate bonds for the period. The JPMorgan Developed High Yield Index returned 13.77% compared with 5.53% for the Bloomberg U.S. Aggregate Bond Index. The yield on the benchmark 10-year U.S. Treasury note began the period at 3.88%, rose to a high of 4.99% in October, and returned to 3.88% at period-end.

How did Putnam VT Global Asset Allocation Fund perform for the reporting period?

The fund’s class IA shares returned 17.78%, outperforming its primary benchmark, the Putnam Balanced Blended Benchmark, which returned 17.21% for the period. This custom blended index comprises 50% of the Russell 3000 Index, 35% of the Bloomberg U.S. Aggregate Bond Index, 10% of the MSCI EAFE Index [ND], and 5% of the JPMorgan Developed High Yield Index. The fund underperformed its secondary, all-stock benchmark, the Russell 3000 Index, which returned 25.96% for the period.

What strategies affected the fund’s performance relative to the primary benchmark for the reporting period?

Overall, tactical asset allocation decisions detracted slightly over the period. We adjusted the portfolio’s tactical allocation mix several times in calendar 2023. Relative to the primary benchmark, the fund maintained an underweight position to equity risk in the first half of the reporting period, which was a drag on fund performance as stocks moved higher. We changed to a modestly underweight position in late July 2023, which we retained through period-end.

An out-of-benchmark commodities position relative to the primary benchmark detracted from fund performance. Given the ongoing Russia-Ukraine War and reductions in Covid-19 restrictions, we anticipated global demand for commodities would pick up significantly. However, central bank monetary tightening, lower-than-expected demand from China, and recessionary concerns remained head-winds for commodities. We eliminated our modest long position in late March 2023.

In fixed income, our positioning within interest-rate risk remained tactical and was additive to fund returns. We held a neutral position at the start of the period. In early February, we shifted to a modest underweight position relative to the primary benchmark. By early March, we shifted back to a neutral position. In mid-June, we changed to a modest underweight position, and by late September, returned to a neutral position, which we held through period-end.

Overall, our security selection decisions benefited fund performance. Our quantitative U.S. large-cap core equity strategy benefited fund returns. In quantitative strategies, our team analyzes stock market history to identify characteristics of stocks [factors] that have excess risk-adjusted returns. During the period, our buyback and short interest factors performed well relative to the primary benchmark.

How were derivatives used during the reporting period?

We used futures to help manage the fund’s exposure to market risk, to equitize cash, to hedge interest-rate and prepayment risks, and to gain exposure to interest rates.

As the fund begins a new fiscal year, what is your outlook?

Our near-term outlook for equities is slightly bullish. Recent equity market strength has caused our breadth-thrust signal [a technical indicator that measures market momentum] to fire, which signals the start of a potential new equity bull market.

Our near-term outlook for interest-rate-sensitive fixed income is slightly bearish. The rapid drop in yields in November and December was excessive, in our opinion. The bond market appears to have fully embraced the Fed’s ability to raise rates and avoid a recession at the same time. Given the Fed’s dovish narrative, bond markets have priced in six interest-rate cuts from the Fed in calendar 2024, which we feel is overly aggressive.

Our view on commodities is neutral. Many physical markets remain tight, but the potential for recession and tighter financial conditions are downside risks, in our view. Commodity volatility has also increased significantly.

Against this backdrop, we continue to have conviction in our investment strategies and our ability to adapt the portfolio to changing market conditions.

The foregoing information reflects our views, which are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Putnam VT Global Asset Allocation Fund 3

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

4 Putnam VT Global Asset Allocation Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/23 to 12/31/23. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Net expenses for the fiscal year ended
12/31/22*†	0.86%	1.11%
Total annual operating expenses for the fiscal
year ended 12/31/22†	0.90%	1.15%
Annualized expense ratio for the six-month
period ended 12/31/23‡	0.86%	1.11%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 4/30/24.

†Restated to reflect current fees.

‡Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/23		ended 12/31/23
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$4.50	$5.80	$4.38	$5.65
Ending value
(after
expenses)	$1,074.70	$1,073.30	$1,020.87	$1,019.61

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/23. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365). Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

Putnam VT Global Asset Allocation Fund 5

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Global Asset Allocation Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT Global Asset Allocation Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2024

We have served as the auditor of one or more investment companies in the Putnam Funds family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

6 Putnam VT Global Asset Allocation Fund

The fund’s portfolio 12/31/23

COMMON STOCKS (69.6%)*	Shares	Value

Advertising and marketing services (0.1%)
Publicis Groupe SA (France)	1,274	$118,475
Trade Desk, Inc. (The) Class A †	850	61,166
		179,641
Automotive (0.8%)
Bayerische Motoren Werke AG (Germany)	110	12,235
Ford Motor Co.	5,131	62,547
Mazda Motor Corp. (Japan)	3,500	37,126
PACCAR, Inc.	626	61,129
Stellantis NV (Italy)	5,744	134,654
Subaru Corp. (Japan)	5,700	104,018
Tesla, Inc. †	1,810	449,749
Toyota Motor Corp. (Japan)	1,600	29,371
		890,829
Basic materials (2.6%)
AptarGroup, Inc.	461	56,989
ArcelorMittal SA (France)	4,013	113,806
Archer-Daniels-Midland Co.	818	59,076
Arkema SA (France)	437	49,710
Axalta Coating Systems, Ltd. †	1,842	62,573
BHP Group, Ltd. (ASE Exchange) (Australia)	3,148	107,915
BHP Group, Ltd. (London Exchange) (Australia)	463	15,842
BlueScope Steel, Ltd. (Australia)	4,643	73,892
Builders FirstSource, Inc. †	1,445	241,228
CF Industries Holdings, Inc.	767	60,977
Cie de Saint-Gobain SA (France)	1,748	129,258
CRH PLC (Ireland)	1,952	134,516
Dow, Inc.	1,133	62,134
Eastman Chemical Co.	712	63,952
Fortune Brands Innovations, Inc.	775	59,009
Freeport-McMoRan, Inc. (Indonesia)	1,615	68,751
Glencore PLC (United Kingdom)	13,162	78,962
Holcim AG (Switzerland)	546	42,876
Huntsman Corp.	2,424	60,915
Linde PLC	151	62,017
LyondellBasell Industries NV Class A	1,520	144,522
Martin Marietta Materials, Inc.	126	62,863
Mobe Omdistroer AB	1,748	62,456
NewMarket Corp.	96	52,400
Nucor Corp.	358	62,306
PPG Industries, Inc.	435	65,054
Reliance Steel & Aluminum Co.	220	61,530
Rio Tinto PLC (United Kingdom)	868	64,465
Sherwin-Williams Co. (The)	205	63,940
Shin-Etsu Chemical Co., Ltd. (Japan)	4,000	167,145
Steel Dynamics, Inc.	542	64,010
TopBuild Corp. †	194	72,606
Weyerhaeuser Co. R	3,502	121,765
Yara International ASA (Norway)	984	34,964
		2,704,424
Building materials (0.1%)
Owens Corning	462	68,482
		68,482
Capital goods (2.7%)
A.O. Smith Corp.	792	65,292
Airbus SE (France)	560	86,441
Allison Transmission Holdings, Inc.	1,016	59,080
Aptiv PLC †	763	68,456
BAE Systems PLC (United Kingdom)	4,672	66,099

COMMON STOCKS (69.6%)* cont.	Shares	Value

Capital goods cont.
Berry Global Group, Inc.	972	$65,503
Boeing Co. (The) †	1,306	340,422
Caterpillar, Inc.	226	66,821
Curtiss-Wright Corp.	264	58,817
Dassault Aviation SA (France)	150	29,681
Deere & Co.	169	67,578
Donaldson Co., Inc.	933	60,972
Eaton Corp. PLC	239	57,556
Fortive Corp.	798	58,757
GEA Group AG (Germany)	995	41,412
Gentex Corp.	1,856	60,617
Hitachi, Ltd. (Japan)	900	65,044
Ingersoll Rand, Inc.	753	58,237
ITT, Inc.	536	63,956
Johnson Controls International PLC	1,091	62,885
Kone Oyj Class B (Finland)	1,937	96,932
Legrand SA (France)	318	33,123
LKQ Corp.	1,310	62,605
Lockheed Martin Corp.	144	65,267
Mitsubishi Heavy Industries, Ltd. (Japan)	1,100	64,006
Oshkosh Corp.	582	63,095
Otis Worldwide Corp.	637	56,992
Parker Hannifin Corp.	103	47,452
Prysmian SpA (Italy)	2,426	110,605
Republic Services, Inc.	402	66,294
Textron, Inc.	719	57,822
Vertiv Holdings Co.	7,206	346,104
Vinci SA (France)	999	125,468
		2,699,391
Commercial and consumer services (3.5%)
Automatic Data Processing, Inc.	3,613	841,721
Booking Holdings, Inc. †	232	822,955
Cintas Corp.	95	57,253
Ecolab, Inc.	337	66,844
Expedia Group, Inc. †	3,620	549,480
Global Payments, Inc.	487	61,849
Mastercard, Inc. Class A	729	310,926
PayPal Holdings, Inc. †	12,069	741,157
WEX, Inc. †	336	65,369
		3,517,554
Communication services (0.9%)
American Tower Corp. R	288	62,173
AT&T, Inc.	21,492	360,636
Comcast Corp. Class A	1,333	58,452
Crown Castle, Inc. R	517	59,553
Iridium Communications, Inc.	1,993	82,032
SBA Communications Corp. R	255	64,691
Spark NZ, Ltd. (New Zealand)	3,872	12,683
Telstra Group, Ltd. (Australia)	26,361	71,029
Verizon Communications, Inc.	1,708	64,392
Vodafone Group PLC (United Kingdom)	121,467	105,515
		941,156
Communications equipment (0.1%)
arista Networks, Inc. †	264	62,175
Motorola Solutions, Inc.	192	60,113
		122,288
Computers (6.1%)
Apple, Inc.	23,289	4,483,831
Cisco Systems, Inc.	10,029	506,665
CrowdStrike Holdings, Inc. Class A †	234	59,745
Dropbox, Inc. Class A †	1,947	57,398

Putnam VT Global Asset Allocation Fund 7

COMMON STOCKS (69.6%)* cont.	Shares	Value

Computers cont.
Elastic NV †	484	$54,547
Fortinet, Inc. †	1,020	59,701
MongoDB, Inc. †	158	64,598
MSCI, Inc.	110	62,222
NetApp, Inc.	637	56,158
Pure Storage, Inc. Class A †	1,759	62,726
RingCentral, Inc. Class A †	1,939	65,829
Smartsheet, Inc. Class A †	1,731	82,776
Snowflake, Inc. Class A †	351	69,849
Synopsys, Inc. †	388	199,785
Teradata Corp. †	1,324	57,607
Zoom Video Communications, Inc. Class A †	832	59,829
Zscaler, Inc. †	277	61,372
		6,064,638
Conglomerates (1.4%)
3M Co.	7,830	855,976
AMETEK, Inc.	334	55,073
General Electric Co.	492	62,794
Marubeni Corp. (Japan)	6,600	103,851
Mitsui & Co., Ltd. (Japan)	3,400	126,681
Siemens AG (Germany)	852	159,810
		1,364,185
Consumer (0.2%)
Kimberly-Clark Corp.	459	55,773
LVMH Moet Hennessy Louis Vuitton SA (France)	88	71,379
Pandora A/S (Denmark)	744	102,785
		229,937
Consumer staples (4.6%)
Auto Trader Group PLC (United Kingdom)	7,434	68,261
Boston Beer Co., Inc. (The) Class A †	169	58,405
Carlsberg A/S Class B (Denmark)	157	19,678
Chipotle Mexican Grill, Inc. †	26	59,461
CK Hutchison Holdings, Ltd. (Hong Kong)	9,500	51,132
Coca-Cola Co. (The)	14,730	868,039
Coca-Cola HBC AG (Italy)	2,227	65,371
Colgate-Palmolive Co.	781	62,254
Copart, Inc. †	1,180	57,820
Costco Wholesale Corp.	101	66,668
Coupang, Inc. †	3,656	59,191
DoorDash, Inc. Class A †	681	67,344
Etsy, Inc. †	644	52,196
Henkel AG & Co. KGaA Vorzug
(Preference) (Germany)	719	57,831
Imperial Brands PLC (United Kingdom)	4,624	106,259
Ingredion, Inc.	550	59,692
Jeronimo Martins SGPS SA (Portugal)	2,116	53,802
Kenvue, Inc.	2,800	60,284
Keurig Dr Pepper, Inc.	1,778	59,243
Koninklijke Ahold Delhaize NV (Netherlands)	3,871	111,146
L’Oreal SA (France)	241	119,827
McDonald’s Corp.	579	171,679
Molson Coors Beverage Co. Class B	920	56,313
Mondelez International, Inc. Class A	823	59,610
Monster Beverage Corp. †	1,095	63,083
Nestle SA (Switzerland)	855	98,955
Nissin Food Products Co., Ltd. (Japan)	3,000	104,609
PepsiCo, Inc.	520	88,317
Philip Morris International, Inc.	1,116	104,993
Procter & Gamble Co. (The)	2,595	380,271
Recruit Holdings Co., Ltd. (Japan)	3,600	153,696

COMMON STOCKS (69.6%)* cont.	Shares	Value

Consumer staples cont.
Starbucks Corp.	597	$57,318
Sysco Corp.	824	60,259
Toyota Tsusho Corp. (Japan)	900	52,727
Uber Technologies, Inc. †	11,944	735,392
Unilever PLC (United Kingdom)	3,569	172,682
WH Group, Ltd. (Hong Kong)	45,500	29,348
		4,573,156
Electronics (3.9%)
Broadcom, Inc.	276	308,085
Hoya Corp. (Japan)	1,100	136,806
Keysight Technologies, Inc. †	403	64,113
NVIDIA Corp.	4,366	2,162,131
Qorvo, Inc. †	541	60,922
Qualcomm, Inc.	6,754	976,831
Shimadzu Corp. (Japan)	2,200	61,305
Vontier Corp.	1,784	61,637
Woodward, Inc.	429	58,400
		3,890,230
Energy (2.8%)
BP PLC (United Kingdom)	26,821	158,499
Cabot Oil & Gas Corp.	2,324	59,308
Cheniere Energy, Inc.	2,155	367,880
Chevron Corp.	451	67,271
ConocoPhillips	545	63,258
Equinor ASA (Norway)	3,728	118,102
Exxon Mobil Corp.	7,718	771,646
INPEX Corp. (Japan)	1,700	22,913
Marathon Oil Corp.	23,856	576,361
Marathon Petroleum Corp.	2,457	364,521
Schlumberger, Ltd.	1,145	59,586
Shell PLC (United Kingdom)	1,117	36,290
Targa Resources Corp.	726	63,068
Valero Energy Corp.	495	64,350
		2,793,053
Financials (10.0%)
3i Group PLC (United Kingdom)	3,985	122,667
Affiliated Managers Group, Inc.	415	62,839
AIB Group PLC (Ireland)	9,642	41,258
Allianz SE (Germany)	253	67,576
Ally Financial, Inc.	1,949	68,059
American Express Co.	517	96,855
American International Group, Inc.	7,945	538,274
Ameriprise Financial, Inc.	773	293,609
Apartment Income REIT Corp. R	1,737	60,326
AvalonBay Communities, Inc. R	311	58,225
AXA SA (France)	383	12,502
Axis Capital Holdings, Ltd.	1,240	68,659
Banco Bilbao Vizcaya Argentaria SA (Spain)	13,857	126,256
Banco Santander SA (Spain)	23,611	98,563
Bank Hapoalim MB (Israel)	10,004	89,639
Bank of America Corp.	5,667	190,808
Bank of New York Mellon Corp. (The)	8,006	416,712
Berkshire Hathaway, Inc. Class B †	468	166,917
Brixmor Property Group, Inc. R	2,618	60,921
Capital One Financial Corp.	568	74,476
Chubb, Ltd.	243	54,918
Citigroup, Inc.	14,556	748,761
Corebridge Financial, Inc.	3,040	65,846
DBS Group Holdings, Ltd. (Singapore)	4,500	113,691
Discover Financial Services	5,186	582,906
East West Bancorp, Inc.	874	62,884

8 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (69.6%)* cont.	Shares	Value

Financials cont.
EPR Properties R	1,269	$61,483
Equitable Holdings, Inc.	7,740	257,742
Equity Residential R	2,586	158,160
Erste Group Bank AG (Czech Republic)	1,780	72,220
Essex Property Trust, Inc. R	249	61,737
Eurazeo SE (France)	188	14,948
Everest Re Group, Ltd.	148	52,330
First Industrial Realty Trust, Inc. R	1,311	69,050
Globe Life, Inc.	512	62,321
Goldman Sachs Group, Inc. (The)	399	153,922
Goodman Group (Australia) R	7,643	131,234
Hong Kong Exchanges and Clearing, Ltd.
(Hong Kong)	200	6,843
HSBC Holdings PLC (United Kingdom)	593	4,790
Investor AB Class B (Sweden)	5,624	130,533
Japan Exchange Group, Inc. (Japan)	4,300	90,724
Jefferies Financial Group, Inc.	1,578	63,767
JPMorgan Chase & Co.	6,049	1,028,935
Julius Baer Group, Ltd. (Switzerland)	1,944	109,234
Klepierre SA (France) R	1,636	44,734
Loews Corp.	824	57,342
Marsh & McLennan Cos., Inc.	275	52,104
MetLife, Inc.	6,466	427,597
MGIC Investment Corp.	5,790	111,689
Mid-America Apartment Communities, Inc. R	455	61,179
Mizrahi Tefahot Bank, Ltd. (Israel)	1,559	60,269
Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	320	132,511
Nasdaq, Inc.	1,054	61,280
National Retail Properties, Inc.	1,508	64,995
Nordea Bank ABP (Finland)	10,531	130,253
NU Holdings, Ltd./Cayman Islands Class A
(Brazil) †	7,794	64,924
Old Republic International Corp.	2,002	58,859
Park Hotels & Resorts, Inc.	3,779	57,819
Regency Centers Corp. R	863	57,821
Reinsurance Group of America, Inc.	1,116	180,546
Rithm Capital Corp. R	5,400	57,672
SEI Investments Co.	956	60,754
Simon Property Group, Inc. R	752	107,265
SLM Corp.	3,894	74,453
State Street Corp.	824	63,827
Swiss Re AG (Switzerland)	1,018	114,497
Synchrony Financial	1,675	63,968
Tokio Marine Holdings, Inc. (Japan)	2,600	64,910
UDR, Inc. R	1,616	61,877
UniCredit SpA (Italy)	4,544	123,268
Unum Group	1,329	60,097
VICI Properties, Inc. R	1,896	60,444
Virtu Financial, Inc. Class A	3,167	64,163
Wells Fargo & Co.	9,697	477,286
Zurich Insurance Group AG (Switzerland)	95	49,667
		10,002,190
Gaming and lottery (0.2%)
Aristocrat Leisure, Ltd. (Australia)	4,101	113,705
DraftKings, Inc. Class A †	1,766	62,252
La Francaise des Jeux SAEM (France)	402	14,593
		190,550
Health care (9.0%)
10x Genomics, Inc. Class A †	1,198	67,040
Abbott Laboratories	7,573	833,560

COMMON STOCKS (69.6%)* cont.	Shares	Value

Health care cont.
AbbVie, Inc.	2,368	$366,969
Alnylam Pharmaceuticals, Inc. †	323	61,825
Amgen, Inc.	209	60,196
AstraZeneca PLC (United Kingdom)	218	29,361
Bio-Rad Laboratories, Inc. Class A †	92	29,706
Boston Scientific Corp. †	1,027	59,371
Bristol-Myers Squibb Co.	1,250	64,138
Cardinal Health, Inc.	4,451	448,661
Cigna Group (The)	754	225,785
Cochlear, Ltd. (Australia)	284	57,705
CVS Health Corp.	742	58,588
Danaher Corp.	276	63,850
Elevance Health, Inc.	533	251,341
Eli Lilly and Co.	2,189	1,276,012
Exelixis, Inc. †	6,126	146,963
FUJIFILM Holdings Corp. (Japan)	1,500	89,860
GlaxoSmithKline PLC (United Kingdom)	7,636	141,047
HCA Healthcare, Inc.	1,881	509,149
Hologic, Inc. †	820	58,589
Humana, Inc.	430	196,858
Incyte Corp. †	3,750	235,463
Inspire Medical Systems, Inc. †	328	66,725
Ipsen SA (France)	296	35,328
Jazz Pharmaceuticals PLC †	456	56,088
Johnson & Johnson	357	55,956
M3, Inc. (Japan)	3,200	52,698
McKesson Corp.	126	58,335
Medpace Holdings, Inc. †	214	65,597
Medtronic PLC	725	59,726
Merck & Co., Inc.	10,495	1,144,165
Neurocrine Biosciences, Inc. †	547	72,073
Novartis AG (Switzerland)	2,273	229,504
Novo Nordisk A/S Class B (Denmark)	3,055	315,993
Pfizer, Inc.	1,966	56,601
Regeneron Pharmaceuticals, Inc. †	75	65,872
Roche Holding AG (Switzerland)	767	222,301
Shionogi & Co., Ltd. (Japan)	900	43,331
Sonic Healthcare, Ltd. (Australia)	1,148	25,061
Teladoc Health, Inc. †	3,183	68,594
Thermo Fisher Scientific, Inc.	114	60,510
UnitedHealth Group, Inc.	108	56,859
Vertex Pharmaceuticals, Inc. †	1,988	808,897
West Pharmaceutical Services, Inc.	86	30,282
		8,982,533
Homebuilding (0.2%)
Lennar Corp. Class A	467	69,602
NVR, Inc. †	10	70,005
Taylor Wimpey PLC (United Kingdom)	10,334	19,318
Toll Brothers, Inc.	595	61,160
		220,085
Lodging/Tourism (0.2%)
Hilton Worldwide Holdings, Inc.	360	65,552
Host Hotels & Resorts, Inc. R	3,008	58,566
Marriott International, Inc./MD Class A	298	67,202
MGM Resorts International †	627	28,014
		219,334
Media (1.0%)
Informa PLC (United Kingdom)	4,219	41,885
Netflix, Inc. †	1,897	923,611
		965,496

Putnam VT Global Asset Allocation Fund 9

COMMON STOCKS (69.6%)* cont.	Shares	Value

Publishing (0.1%)
TOPPAN Holdings, Inc. (Japan)	2,000	$55,646
Wolters Kluwer NV (Netherlands)	115	16,342
		71,988
Retail (4.5%)
Amazon.com, Inc. †	12,657	1,923,105
Associated British Foods PLC (United Kingdom)	2,410	72,647
AutoZone, Inc. †	23	59,469
Fast Retailing Co., Ltd. (Japan)	200	49,588
Home Depot, Inc. (The)	178	61,686
Industria de Diseno Textil SA (Spain)	3,059	133,423
O’Reilly Automotive, Inc. †	709	673,607
Ross Stores, Inc.	1,602	221,701
Target Corp.	514	73,204
TJX Cos., Inc. (The)	1,610	151,034
Walmart, Inc.	6,750	1,064,138
		4,483,602
Semiconductor (0.7%)
Applied Materials, Inc.	679	110,046
ASML Holding NV (Netherlands)	362	273,315
Disco Corp. (Japan)	500	123,039
KLA Corp.	174	101,146
Lam Research Corp.	80	62,661
		670,207
Software (5.7%)
Adobe, Inc. †	1,784	1,064,334
Atlassian Corp. Class A †	313	74,450
Autodesk, Inc. †	260	63,305
Cadence Design Systems, Inc. †	2,966	807,849
F5 Networks, Inc. †	315	56,379
HubSpot, Inc. †	130	75,470
Manhattan Associates, Inc. †	274	58,998
Microsoft Corp.	8,242	3,099,322
Nexon Co., Ltd. (Japan)	3,900	70,829
Pegasystems, Inc.	1,031	50,375
ROBLOX Corp. Class A †	1,431	65,425
SAP SE (Germany)	48	7,384
Square Enix Holdings Co., Ltd. (Japan)	2,500	89,585
Veeva Systems, Inc. Class A †	327	62,954
Workday, Inc. Class A †	232	64,046
		5,710,705
Technology services (5.0%)
Alphabet, Inc. Class A †	18,017	2,516,795
DocuSign, Inc. †	3,151	187,327
eBay, Inc.	1,354	59,061
Fidelity National Information Services, Inc.	924	55,505
Fiserv, Inc. †	417	55,394
GoDaddy, Inc. Class A †	1,341	142,361
Leidos Holdings, Inc.	2,224	240,726
Meta Platforms, Inc. Class A †	3,730	1,320,271
Prosus NV (China)	2,317	69,086
Roku, Inc. †	644	59,029
Salesforce, Inc. †	226	59,470
Scout24 SE (Germany)	387	27,381
SCSK Corp. (Japan)	1,800	35,637
Spotify Technology SA (Sweden) †	279	52,427
VeriSign, Inc. †	269	55,403
Western Union Co. (The)	4,821	57,466
		4,993,339
Textiles (0.1%)
Hermes International (France)	66	140,070
		140,070

COMMON STOCKS (69.6%)* cont.	Shares	Value

Toys (0.1%)
Nintendo Co., Ltd. (Japan)	2,700	$141,092
		141,092
Transportation (1.0%)
CSX Corp.	1,601	55,507
Delta Air Lines, Inc.	1,435	57,730
Deutsche Lufthansa AG (Germany) †	1,284	11,412
Deutsche Post AG (Germany)	1,439	71,282
FedEx Corp.	224	56,665
Kirby Corp. †	800	62,784
Kuehne + Nagel International AG (Switzerland)	70	24,130
Norfolk Southern Corp.	273	64,532
Qantas Airways, Ltd. (voting rights) (Australia) †	25,474	92,871
SITC International Holdings Co., Ltd.
(Hong Kong)	3,000	5,172
Union Pacific Corp.	1,681	412,887
Westinghouse Air Brake Technologies Corp.	471	59,770
		974,742
Utilities and power (2.0%)
American Electric Power Co., Inc.	662	53,768
Centrica PLC (United Kingdom)	43,445	77,732
Constellation Energy Corp.	516	60,315
Dominion Energy, Inc.	1,210	56,870
DTE Energy Co.	521	57,445
Duke Energy Corp.	622	60,359
E.ON SE (Germany)	8,113	108,837
Edison International	4,149	296,612
Enel SpA (Italy)	11,893	88,522
Eni SpA (Italy)	1,592	27,022
Entergy Corp.	577	58,387
Eversource Energy	970	59,868
Exelon Corp.	1,490	53,491
Iberdrola SA (Spain)	461	6,029
NextEra Energy, Inc.	947	57,521
PG&E Corp. †	3,300	59,499
Pinnacle West Capital Corp.	366	26,293
PPL Corp.	1,015	27,507
Public Service Enterprise Group, Inc.	908	55,524
RWE AG (Germany)	1,410	64,106
Southern Co. (The)	790	55,395
Texas Competitive Electric Holdings Co., LLC/
TCEH Finance, Inc. (Rights) †	1,923	2,212
Tokyo Gas Co., Ltd. (Japan)	4,100	93,990
Vistra Corp.	10,501	404,499
Xcel Energy, Inc.	934	57,824
		1,969,627

Total common stocks (cost $44,767,444)		$69,774,524

	Principal
CORPORATE BONDS AND NOTES (12.6%)*	amount	Value

Basic materials (0.8%)
ArcelorMittal SA sr. unsec. unsub. notes 7.00%,
10/15/39 (France)	$20,000	$21,524
ATI, Inc. sr. unsec. notes 7.25%, 8/15/30	10,000	10,404
ATI, Inc. sr. unsec. notes 4.875%, 10/1/29	5,000	4,660
ATI, Inc. sr. unsec. sub. notes 5.875%, 12/1/27	15,000	14,782
Avient Corp. 144A sr. unsec. unsub. notes
7.125%, 8/1/30	10,000	10,403
Beacon Roofing Supply, Inc. 144A company
guaranty sr. notes 6.50%, 8/1/30	5,000	5,112
Beacon Roofing Supply, Inc. 144A company
guaranty sr. notes 4.50%, 11/15/26	5,000	4,848

10 Putnam VT Global Asset Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (12.6%)* cont.	amount	Value

Basic materials cont.
Beacon Roofing Supply, Inc. 144A sr. unsec.
unsub. notes 4.125%, 5/15/29	$10,000	$9,117
Big River Steel, LLC/BRS Finance Corp. 144A sr.
notes 6.625%, 1/31/29	13,000	13,255
Boise Cascade Co. 144A company guaranty sr.
unsec. notes 4.875%, 7/1/30	15,000	14,084
Builders FirstSource, Inc. 144A company
guaranty sr. unsec. bonds 6.375%, 6/15/32	5,000	5,106
Builders FirstSource, Inc. 144A company
guaranty sr. unsec. bonds 4.25%, 2/1/32	5,000	4,510
Celanese US Holdings, LLC company guaranty
sr. unsec. bonds 6.379%, 7/15/32 (Germany)	15,000	15,856
Celanese US Holdings, LLC company guaranty
sr. unsec. notes 6.33%, 7/15/29 (Germany)	25,000	26,207
Celanese US Holdings, LLC company guaranty
sr. unsec. notes 6.165%, 7/15/27 (Germany)	53,000	54,344
Celanese US Holdings, LLC company guaranty
sr. unsec. notes 1.40%, 8/5/26 (Germany)	15,000	13,669
CF Industries, Inc. company guaranty sr. unsec.
bonds 4.95%, 6/1/43	50,000	45,701
Commercial Metals Co. sr. unsec. notes
4.375%, 3/15/32	5,000	4,487
Commercial Metals Co. sr. unsec. notes
4.125%, 1/15/30	5,000	4,581
CP Atlas Buyer, Inc. 144A sr. unsec. notes
7.00%, 12/1/28	5,000	4,353
FMC Corp. sr. unsec. unsub. notes 5.65%, 5/18/33	20,000	19,926
FMG Resources August 2006 Pty, Ltd. 144A sr.
unsec. notes 6.125%, 4/15/32 (Australia)	10,000	10,072
Glencore Funding, LLC 144A company guaranty
sr. unsec. notes 2.50%, 9/1/30	34,000	29,171
Graphic Packaging International, LLC
144A company guaranty sr. unsec. notes
3.75%, 2/1/30	5,000	4,501
Graphic Packaging International, LLC
144A company guaranty sr. unsec. notes
3.50%, 3/1/29	5,000	4,502
HudBay Minerals, Inc. 144A company guaranty
sr. unsec. notes 6.125%, 4/1/29 (Canada)	15,000	14,707
Huntsman International, LLC sr. unsec. bonds
2.95%, 6/15/31	15,000	12,704
Ingevity Corp. 144A company guaranty sr. unsec.
notes 3.875%, 11/1/28	10,000	8,938
Intelligent Packaging Holdco Issuer LP 144A sr.
unsec. notes 9.00%, 1/15/26 (Canada) ‡‡	5,000	4,200
Intelligent Packaging, Ltd., Finco, Inc./Intelligent
Packaging, Ltd. Co-Issuer, LLC 144A sr. notes
6.00%, 9/15/28 (Canada)	10,000	9,316
International Flavors & Fragrances, Inc. sr. unsec.
notes 4.45%, 9/26/28	20,000	19,507
International Flavors & Fragrances, Inc.
144A company guaranty sr. unsec. bonds
3.468%, 12/1/50	5,000	3,412
International Flavors & Fragrances, Inc. 144A sr.
unsec. notes 2.30%, 11/1/30	10,000	8,269
International Flavors & Fragrances, Inc. 144A sr.
unsec. notes 1.832%, 10/15/27	5,000	4,381
Louisiana-Pacific Corp. 144A sr. unsec. notes
3.625%, 3/15/29	10,000	8,955
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes
6.625%, 10/15/29	15,000	12,685
Mauser Packaging Solutions Holding Co. 144A
company guaranty notes 9.25%, 4/15/27	10,000	9,816

	Principal
CORPORATE BONDS AND NOTES (12.6%)* cont.	amount	Value

Basic materials cont.
Mauser Packaging Solutions Holding Co. 144A sr.
notes 7.875%, 8/15/26	$15,000	$15,265
Mercer International, Inc. sr. unsec. notes
5.125%, 2/1/29 (Canada)	10,000	8,589
Mercer International, Inc. 144A sr. unsec. notes
12.875%, 10/1/28 (Canada)	5,000	5,465
Novelis Corp. 144A company guaranty sr. unsec.
notes 4.75%, 1/30/30	15,000	14,107
Nutrien, Ltd. sr. unsec. bonds 5.25%,
1/15/45 (Canada)	20,000	19,426
Nutrien, Ltd. sr. unsec. bonds 4.125%,
3/15/35 (Canada)	25,000	23,108
Pactiv Evergreen Group Issuer, LLC/Pactiv
Evergreen Group Issuer, Inc. 144A sr. notes
4.375%, 10/15/28	5,000	4,674
PMHC II, Inc. 144A sr. unsec. notes 9.00%, 2/15/30	10,000	7,929
SCIH Salt Holdings, Inc. 144A sr. notes
4.875%, 5/1/28	20,000	18,706
SCIH Salt Holdings, Inc. 144A sr. unsec. notes
6.625%, 5/1/29	15,000	13,998
Sherwin-Williams Co. (The) sr. unsec. unsub.
bonds 3.45%, 6/1/27	35,000	33,784
Smyrna Ready Mix Concrete, LLC 144A sr. notes
8.875%, 11/15/31	10,000	10,513
TMS International Holding Corp. 144A sr. unsec.
notes 6.25%, 4/15/29	15,000	12,375
Trinseo Materials Operating SCA/Trinseo
Materials Finance, Inc. 144A company guaranty
sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)	5,000	2,037
Tronox, Inc. 144A company guaranty sr. unsec.
notes 4.625%, 3/15/29	15,000	13,287
Westlake Corp. sr. unsec. bonds 3.125%, 8/15/51	40,000	26,441
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41	20,000	14,022
Westlake Corp. sr. unsec. unsub. notes
3.60%, 8/15/26	30,000	28,977
WestRock MWV, LLC company guaranty sr.
unsec. unsub. notes 8.20%, 1/15/30	30,000	34,553
WestRock MWV, LLC company guaranty sr.
unsec. unsub. notes 7.95%, 2/15/31	10,000	11,653
WR Grace Holdings, LLC 144A company guaranty
sr. notes 4.875%, 6/15/27	5,000	4,811
WR Grace Holdings, LLC 144A sr. notes
7.375%, 3/1/31	15,000	14,963
WR Grace Holdings, LLC 144A sr. unsec. notes
5.625%, 8/15/29	15,000	13,199
		823,947
Capital goods (0.9%)
Amsted Industries, Inc. 144A company guaranty
sr. unsec. sub. notes 5.625%, 7/1/27	10,000	9,964
Amsted Industries, Inc. 144A sr. unsec. bonds
4.625%, 5/15/30	5,000	4,576
Berry Global Escrow Corp. 144A sr. notes
4.875%, 7/15/26	2,000	1,965
Berry Global, Inc. 144A company guaranty sr.
notes 1.65%, 1/15/27	25,000	22,508
Berry Global, Inc. 144A company guaranty sr.
notes 1.57%, 1/15/26	44,000	40,876
Boeing Co. (The) sr. unsec. notes 2.70%, 2/1/27	13,000	12,258
Boeing Co. (The) sr. unsec. unsub. notes
6.125%, 2/15/33	90,000	97,040
Bombardier, Inc. 144A sr. unsec. notes 7.125%,
6/15/26 (Canada)	12,000	11,944

Putnam VT Global Asset Allocation Fund 11

	Principal
CORPORATE BONDS AND NOTES (12.6%)* cont.	amount	Value

Capital goods cont.
Bombardier, Inc. 144A sr. unsec. unsub. notes
8.75%, 11/15/30 (Canada)	$10,000	$10,647
Chart Industries, Inc. 144A company guaranty sr.
notes 7.50%, 1/1/30	15,000	15,679
Chart Industries, Inc. 144A company guaranty sr.
unsec. notes 9.50%, 1/1/31	10,000	10,862
Clarios Global LP 144A company guaranty sr.
notes 6.75%, 5/15/25	9,000	9,079
Clarios Global LP 144A sr. notes 6.75%, 5/15/28	5,000	5,101
Clean Harbors, Inc. 144A company guaranty sr.
unsec. unsub. notes 6.375%, 2/1/31	5,000	5,080
Covanta Holding Corp. 144A company guaranty
sr. unsec. notes 4.875%, 12/1/29	5,000	4,368
Crown Cork & Seal Co., Inc. company guaranty sr.
unsec. bonds 7.375%, 12/15/26	10,000	10,500
Emerald Debt Merger Sub, LLC 144A sr. notes
6.625%, 12/15/30	15,000	15,300
GFL Environmental, Inc. 144A company guaranty
sr. unsec. notes 4.75%, 6/15/29 (Canada)	10,000	9,420
GFL Environmental, Inc. 144A company guaranty
sr. unsec. notes 4.00%, 8/1/28 (Canada)	5,000	4,622
GFL Environmental, Inc. 144A sr. notes 6.75%,
1/15/31 (Canada)	5,000	5,151
Great Lakes Dredge & Dock Corp. 144A company
guaranty sr. unsec. notes 5.25%, 6/1/29	25,000	21,255
Honeywell International, Inc. sr. unsec. bonds
3.812%, 11/21/47	55,000	47,191
Howmet Aerospace, Inc. sr. unsec. unsub. bonds
5.95%, 2/1/37	5,000	5,219
Howmet Aerospace, Inc. sr. unsec. unsub. notes
3.00%, 1/15/29	35,000	31,982
Johnson Controls International PLC sr. unsec.
bonds 4.95%, 7/2/64	65,000	59,328
Johnson Controls International PLC sr. unsec.
notes 3.90%, 2/14/26	6,000	5,862
L3Harris Technologies, Inc. sr. unsec. notes
3.85%, 12/15/26	24,000	23,523
L3Harris Technologies, Inc. sr. unsec. sub. notes
4.40%, 6/15/28	18,000	17,791
L3Harris Technologies, Inc. sr. unsec. unsub.
notes 5.40%, 1/15/27	30,000	30,622
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	10,000	9,091
Madison IAQ, LLC 144A sr. unsec. notes
5.875%, 6/30/29	15,000	13,216
MajorDrive Holdings IV, LLC 144A sr. unsec. notes
6.375%, 6/1/29	10,000	8,611
Oshkosh Corp. sr. unsec. sub. notes
4.60%, 5/15/28	9,000	8,868
Otis Worldwide Corp. sr. unsec. notes
2.565%, 2/15/30	15,000	13,338
Owens-Brockway Glass Container, Inc.
144A company guaranty sr. unsec. notes
7.25%, 5/15/31	15,000	15,208
Panther BF Aggregator 2 LP/Panther Finance
Co., Inc. 144A company guaranty sr. unsec. notes
8.50%, 5/15/27	15,000	15,052
Republic Services, Inc. sr. unsec. unsub. notes
4.875%, 4/1/29	25,000	25,466
Ritchie Bros Holdings, Inc. 144A company
guaranty sr. notes 6.75%, 3/15/28	5,000	5,150
Ritchie Bros Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 7.75%, 3/15/31	5,000	5,331

	Principal
CORPORATE BONDS AND NOTES (12.6%)* cont.	amount	Value

Capital goods cont.
Roller Bearing Co. of America, Inc. 144A sr. notes
4.375%, 10/15/29	$15,000	$13,881
RTX Corp. sr. unsec. bonds 4.875%, 10/15/40	20,000	18,942
RTX Corp. sr. unsec. notes 5.15%, 2/27/33	5,000	5,096
RTX Corp. sr. unsec. unsub. notes
4.125%, 11/16/28	5,000	4,885
Spirit AeroSystems, Inc. 144A company guaranty
sr. notes 9.75%, 11/15/30	15,000	16,125
Spirit AeroSystems, Inc. 144A sr. unsub. notes
9.375%, 11/30/29	5,000	5,471
Terex Corp. 144A company guaranty sr. unsec.
notes 5.00%, 5/15/29	10,000	9,425
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 5.50%, 11/15/27	10,000	9,797
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 5/1/29	10,000	9,347
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 4.625%, 1/15/29	10,000	9,389
TransDigm, Inc. 144A company guaranty sr.
notes 6.25%, 3/15/26	20,000	19,965
TransDigm, Inc. 144A sr. notes 6.875%, 12/15/30	10,000	10,300
TransDigm, Inc. 144A sr. notes 6.75%, 8/15/28	10,000	10,250
Waste Connections, Inc. sr. unsec. bonds
3.20%, 6/1/32	2,000	1,797
Waste Connections, Inc. sr. unsec. sub. bonds
3.50%, 5/1/29	30,000	28,689
Waste Management, Inc. company guaranty sr.
unsec. notes 4.875%, 2/15/29	33,000	33,772
Waste Pro USA, Inc. 144A sr. unsec. notes
5.50%, 2/15/26	5,000	4,813
		880,988
Communication services (1.3%)
American Tower Corp. sr. unsec. bonds
2.70%, 4/15/31 R	5,000	4,294
American Tower Corp. sr. unsec. sub. notes
2.75%, 1/15/27 R	125,000	117,167
AT&T, Inc. company guaranty sr. unsec. unsub.
notes 2.30%, 6/1/27	7,000	6,497
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55	41,000	29,478
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	15,000	14,659
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	60,000	48,901
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	77,000	69,597
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	7,000	6,922
CCO Holdings, LLC/CCO Holdings Capital Corp.
sr. unsec. bonds 4.50%, 5/1/32	10,000	8,565
CCO Holdings, LLC/CCO Holdings Capital Corp.
144A sr. unsec. bonds 5.375%, 6/1/29	8,000	7,541
CCO Holdings, LLC/CCO Holdings Capital Corp.
144A sr. unsec. bonds 4.75%, 3/1/30	60,000	54,826
CCO Holdings, LLC/CCO Holdings Capital Corp.
144A sr. unsec. notes 4.25%, 2/1/31	10,000	8,739
CCO Holdings, LLC/CCO Holdings Capital Corp.
144A sr. unsec. unsub. notes 4.75%, 2/1/32	20,000	17,639
Charter Communications Operating,
LLC/Charter Communications Operating
Capital Corp. company guaranty sr. notes
2.25%, 1/15/29	27,000	23,427
Charter Communications Operating, LLC/
Charter Communications Operating Capital
Corp. company guaranty sr. sub. bonds
4.80%, 3/1/50	10,000	7,741

12 Putnam VT Global Asset Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (12.6%)* cont.	amount	Value

Communication services cont.
Charter Communications Operating, LLC/
Charter Communications Operating Capital
Corp. company guaranty sr. sub. notes
4.908%, 7/23/25	$44,000	$43,582
Charter Communications Operating, LLC/
Charter Communications Operating Capital sr.
bonds 3.70%, 4/1/51	110,000	71,547
Comcast Corp. company guaranty sr. unsec.
notes 3.45%, 2/1/50	19,000	14,584
Comcast Corp. company guaranty sr. unsec.
unsub. bonds 3.999%, 11/1/49	7,000	5,842
Cox Communications, Inc. 144A sr. unsec. bonds
3.50%, 8/15/27	35,000	33,305
Crown Castle, Inc. sr. unsec. bonds
3.80%, 2/15/28 R	25,000	23,748
Crown Castle, Inc. sr. unsec. bonds
3.65%, 9/1/27 R	34,000	32,320
Crown Castle, Inc. sr. unsec. sub. notes
1.05%, 7/15/26 R	23,000	20,750
Crown Castle, Inc. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	12,000	11,580
Deutsche Telekom International Finance
BV company guaranty sr. unsec. unsub. bonds
8.75%, 6/15/30 (Netherlands)	73,000	87,918
DIRECTV Holdings, LLC/DIRECTV Financing Co.,
Inc. 144A sr. notes 5.875%, 8/15/27	10,000	9,396
DISH DBS Corp. company guaranty sr. unsec.
unsub. notes 5.875%, 11/15/24	10,000	9,378
DISH DBS Corp. company guaranty sr. unsec.
unsub. notes 5.125%, 6/1/29	10,000	5,154
DISH DBS Corp. 144A company guaranty sr.
notes 5.75%, 12/1/28	5,000	3,988
DISH DBS Corp. 144A company guaranty sr.
notes 5.25%, 12/1/26	5,000	4,284
Embarq Corp. sr. unsec. unsub. bonds
7.995%, 6/1/36	20,000	12,500
Frontier Communications Corp. 144A company
guaranty sr. notes 5.875%, 10/15/27	15,000	14,492
Frontier Communications Holdings, LLC 144A
company guaranty sr. notes 8.75%, 5/15/30	10,000	10,287
Level 3 Financing, Inc. 144A company guaranty
sr. notes 10.50%, 5/15/30	5,000	4,848
Level 3 Financing, Inc. 144A company guaranty
sr. unsec. notes 4.25%, 7/1/28	15,000	7,425
Sprint Capital Corp. company guaranty sr.
unsec. unsub. notes 6.875%, 11/15/28	21,000	22,754
T-Mobile USA, Inc. company guaranty sr. bonds
2.25%, 11/15/31	60,000	49,956
T-Mobile USA, Inc. company guaranty sr. notes
3.875%, 4/15/30	7,000	6,639
T-Mobile USA, Inc. company guaranty sr. notes
3.75%, 4/15/27	78,000	75,654
T-Mobile USA, Inc. company guaranty sr. unsec.
bonds 5.75%, 1/15/54	15,000	15,871
T-Mobile USA, Inc. company guaranty sr. unsec.
bonds 5.05%, 7/15/33	15,000	15,090
T-Mobile USA, Inc. company guaranty sr. unsec.
bonds 2.875%, 2/15/31	10,000	8,811
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 3.375%, 4/15/29	15,000	13,937
TCI Communications, Inc. sr. unsec. unsub.
notes 7.125%, 2/15/28	65,000	71,056

	Principal
CORPORATE BONDS AND NOTES (12.6%)* cont.	amount	Value

Communication services cont.
Verizon Communications, Inc. sr. unsec. bonds
3.70%, 3/22/61	$47,000	$35,906
Verizon Communications, Inc. sr. unsec. unsub.
notes 4.40%, 11/1/34	65,000	62,535
Verizon Communications, Inc. sr. unsec. unsub.
notes 4.329%, 9/21/28	76,000	75,183
Verizon Communications, Inc. sr. unsec. unsub.
notes 2.10%, 3/22/28	20,000	18,092
Viasat, Inc. 144A sr. unsec. notes 7.50%, 5/30/31	10,000	7,813
		1,332,218
Consumer cyclicals (1.7%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	15,000	13,804
Alimentation Couche-Tard, Inc. 144A
company guaranty sr. unsec. notes 3.55%,
7/26/27 (Canada)	25,000	23,969
Alimentation Couche-Tard, Inc. 144A sr. unsec.
notes 2.95%, 1/25/30 (Canada)	14,000	12,532
American Builders & Contractors Supply Co., Inc.
144A sr. notes 4.00%, 1/15/28	15,000	14,194
American Builders & Contractors Supply Co., Inc.
144A sr. unsec. notes 3.875%, 11/15/29	10,000	8,915
Anywhere Real Estate Group, LLC/Anywhere
Co-Issuer Corp. 144A company guaranty notes
7.00%, 4/15/30	12,000	11,066
Asbury Automotive Group, Inc. 144A company
guaranty sr. unsec. notes 4.625%, 11/15/29	5,000	4,628
Bath & Body Works, Inc. company guaranty sr.
unsec. bonds 6.75%, perpetual maturity	5,000	5,032
Bath & Body Works, Inc. company guaranty sr.
unsec. notes 7.50%, perpetual maturity	15,000	15,586
Bath & Body Works, Inc. 144A company guaranty
sr. unsec. unsub. bonds 6.625%, 10/1/30	10,000	10,221
BCPE Ulysses Intermediate, Inc. 144A sr. unsec.
notes 7.75%, 4/1/27 ‡‡	5,000	4,660
Block, Inc. sr. unsec. notes 3.50%, 6/1/31	40,000	35,518
BMW US Capital, LLC 144A company guaranty sr.
unsec. notes 3.95%, 8/14/28	35,000	33,989
Booking Holdings, Inc. sr. unsec. sub. notes
4.625%, 4/13/30	25,000	25,187
Boyd Gaming Corp. 144A sr. unsec. bonds
4.75%, 6/15/31	20,000	18,356
Caesars Entertainment, Inc. 144A sr. notes
7.00%, 2/15/30	20,000	20,509
Caesars Entertainment, Inc. 144A sr. unsec.
notes 4.625%, 10/15/29	20,000	18,040
Caesars Resort Collection, LLC/CRC Finco, Inc.
144A company guaranty sr. notes 5.75%, 7/1/25	5,000	4,999
Camelot Return Merger Sub, Inc. 144A sr. notes
8.75%, 8/1/28	15,000	15,225
Carnival Corp. 144A company guaranty sr. notes
7.00%, 8/15/29	5,000	5,221
Carnival Corp. 144A company guaranty sr. unsec.
unsub. notes 10.50%, 6/1/30	5,000	5,469
Carnival Corp. 144A sr. unsec. notes
5.75%, 3/1/27	30,000	29,263
Carnival Holdings Bermuda, Ltd. 144A company
guaranty sr. unsec. unsub. notes 10.375%,
5/1/28 (Bermuda)	5,000	5,442
Carriage Services, Inc. 144A company guaranty
sr. unsec. notes 4.25%, 5/15/29	10,000	8,881
CDI Escrow Issuer, Inc. 144A sr. unsec. notes
5.75%, 4/1/30	10,000	9,725

Putnam VT Global Asset Allocation Fund 13

	Principal
CORPORATE BONDS AND NOTES (12.6%)* cont.	amount	Value

Consumer cyclicals cont.
Cinemark USA, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 7/15/28	$10,000	$9,174
Clear Channel Outdoor Holdings, Inc. 144A
company guaranty sr. unsec. sub. notes
7.75%, 4/15/28	10,000	8,622
Crocs, Inc. 144A company guaranty sr. unsec.
notes 4.25%, 3/15/29	10,000	8,957
D.R. Horton, Inc. company guaranty sr. unsec.
unsub. notes 1.30%, 10/15/26	60,000	54,701
Everi Holdings, Inc. 144A company guaranty sr.
unsec. notes 5.00%, 7/15/29	20,000	18,155
Full House Resorts, Inc. 144A company guaranty
sr. notes 8.25%, 2/15/28	20,000	18,800
Garda World Security Corp. 144A sr. notes 7.75%,
2/15/28 (Canada)	5,000	5,156
Garda World Security Corp. 144A sr. notes
4.625%, 2/15/27 (Canada)	5,000	4,821
Gartner, Inc. 144A company guaranty sr. unsec.
bonds 3.75%, 10/1/30	15,000	13,260
Global Payments, Inc. sr. unsec. notes
2.15%, 1/15/27	6,000	5,524
Goodyear Tire & Rubber Co. (The) company
guaranty sr. unsec. notes 5.625%, 4/30/33	5,000	4,482
Gray Escrow II, Inc. 144A sr. unsec. bonds
5.375%, 11/15/31	30,000	22,635
GW B-CR Security Corp. 144A sr. unsec. notes
9.50%, 11/1/27 (Canada)	8,000	8,065
Hilton Domestic Operating Co., Inc. company
guaranty sr. unsec. bonds 4.875%, 1/15/30	10,000	9,692
Hyatt Hotels Corp. sr. unsec. notes
5.75%, 1/30/27	22,000	22,482
Hyatt Hotels Corp. sr. unsec. unsub. notes
4.85%, 3/15/26	47,000	46,625
iHeartCommunications, Inc. company guaranty
sr. unsec. notes 8.375%, 5/1/27	12,189	7,912
Interpublic Group of Cos., Inc. (The) sr. unsec.
sub. bonds 4.65%, 10/1/28	47,000	46,523
Interpublic Group of Cos., Inc. (The) sr. unsec.
unsub. notes 2.40%, 3/1/31	10,000	8,449
JELD-WEN, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 12/15/27	15,000	14,175
Kontoor Brands, Inc. 144A company guaranty sr.
unsec. notes 4.125%, 11/15/29	15,000	13,425
Las Vegas Sands Corp. sr. unsec. unsub. notes
3.90%, 8/8/29	15,000	13,821
LBM Acquisition, LLC 144A company guaranty sr.
unsec. notes 6.25%, 1/15/29	10,000	8,930
Lennar Corp. company guaranty sr. unsec.
unsub. notes 4.75%, 11/29/27	38,000	37,913
Levi Strauss & Co. 144A sr. unsec. sub. bonds
3.50%, 3/1/31	25,000	21,646
LGI Homes, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 12/15/28	15,000	15,956
Light & Wonder International, Inc. 144A company
guaranty sr. unsec. notes 7.25%, 11/15/29	15,000	15,359
Live Nation Entertainment, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 3/15/26	10,000	9,909
Live Nation Entertainment, Inc. 144A sr. notes
6.50%, 5/15/27	5,000	5,088
Masonite International Corp. 144A company
guaranty sr. unsec. notes 5.375%, 2/1/28	5,000	4,800
Masonite International Corp. 144A company
guaranty sr. unsec. notes 3.50%, 2/15/30	10,000	8,668

	Principal
CORPORATE BONDS AND NOTES (12.6%)* cont.	amount	Value

Consumer cyclicals cont.
Mattamy Group Corp. 144A sr. unsec. notes
4.625%, 3/1/30 (Canada)	$10,000	$9,268
Mattel, Inc. 144A company guaranty sr. unsec.
notes 3.75%, 4/1/29	10,000	9,134
Mattel, Inc. 144A company guaranty sr. unsec.
notes 3.375%, 4/1/26	5,000	4,755
McGraw-Hill Education, Inc. 144A sr. notes
5.75%, 8/1/28	10,000	9,643
McGraw-Hill Education, Inc. 144A sr. unsec.
notes 8.00%, 8/1/29	15,000	13,950
Michaels Cos., Inc. (The) 144A sr. unsec. notes
7.875%, 5/1/29	5,000	3,148
MIWD Holdco II, LLC/MIWD Finance Corp.
144A company guaranty sr. unsec. notes
5.50%, 2/1/30	5,000	4,425
Moody’s Corp. sr. unsec. notes 2.00%, 8/19/31	50,000	41,490
NCL Corp., Ltd. 144A company guaranty sr. notes
8.125%, 1/15/29	10,000	10,450
NCL Corp., Ltd. 144A sr. unsec. unsub. notes
7.75%, 2/15/29	10,000	10,088
Neptune Bidco US, Inc. 144A sr. notes
9.29%, 4/15/29	20,000	18,650
Netflix, Inc. sr. unsec. unsub. notes
5.875%, 11/15/28	10,000	10,528
Netflix, Inc. sr. unsec. unsub. notes
4.375%, 11/15/26	15,000	14,929
Netflix, Inc. 144A sr. unsec. bonds
5.375%, 11/15/29	53,000	54,755
News Corp. 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 2/15/32	4,000	3,798
News Corp. 144A sr. unsec. notes
3.875%, 5/15/29	10,000	9,195
Nexstar Media, Inc. 144A company guaranty sr.
unsec. notes 4.75%, 11/1/28	5,000	4,607
Omnicom Group, Inc. company guaranty sr.
unsec. unsub. notes 3.60%, 4/15/26	65,000	63,345
Outfront Media Capital, LLC/Outfront Media
Capital Corp. 144A company guaranty sr. notes
7.375%, 2/15/31	10,000	10,501
Outfront Media Capital, LLC/Outfront Media
Capital Corp. 144A company guaranty sr. unsec.
notes 5.00%, 8/15/27	10,000	9,666
Paramount Global sr. unsec. unsub. notes
2.90%, 1/15/27	12,000	11,105
Penn Entertainment, Inc. 144A sr. unsec. notes
5.625%, 1/15/27	10,000	9,695
Prime Security Services Borrower, LLC/Prime
Finance, Inc. 144A company guaranty sr. notes
3.375%, 8/31/27	5,000	4,636
Prime Security Services Borrower, LLC/Prime
Finance, Inc. 144A notes 6.25%, 1/15/28	10,000	9,942
PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 7.875%, 6/15/32	15,000	17,620
Royal Caribbean Cruises, Ltd. 144A company
guaranty sr. unsec. notes 7.25%, 1/15/30	5,000	5,222
Royal Caribbean Cruises, Ltd. 144A company
guaranty sr. unsec. unsub. notes 9.25%, 1/15/29	15,000	16,134
Royal Caribbean Cruises, Ltd. 144A sr. unsec.
notes 5.50%, 8/31/26	10,000	9,901
Royal Caribbean Cruises, Ltd. 144A sr. unsec.
notes 4.25%, 7/1/26	5,000	4,829
S&P Global, Inc. company guaranty sr. unsec.
bonds 2.50%, 12/1/29	30,000	27,003

14 Putnam VT Global Asset Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (12.6%)* cont.	amount	Value

Consumer cyclicals cont.
S&P Global, Inc. company guaranty sr. unsec.
notes 1.25%, 8/15/30	$9,000	$7,367
Scientific Games Holdings LP/Scientific
Games US FinCo., Inc. 144A sr. unsec. notes
6.625%, 3/1/30	20,000	18,909
Scripps Escrow II, Inc. 144A sr. notes
3.875%, 1/15/29	5,000	4,422
Scripps Escrow, Inc. 144A company guaranty sr.
unsec. notes 5.875%, 7/15/27	5,000	4,442
Shift4 Payments, LLC/Shift4 Payments Finance
Sub, Inc. 144A company guaranty sr. unsec.
notes 4.625%, 11/1/26	10,000	9,724
Sirius XM Radio, Inc. 144A company guaranty sr.
unsec. bonds 3.875%, 9/1/31	15,000	12,832
Sirius XM Radio, Inc. 144A company guaranty sr.
unsec. notes 4.00%, 7/15/28	10,000	9,248
Spectrum Brands, Inc. 144A company guaranty
sr. unsec. bonds 5.00%, 10/1/29	15,000	14,312
Standard Industries, Inc. 144A sr. unsec. bonds
3.375%, 1/15/31	5,000	4,301
Standard Industries, Inc. 144A sr. unsec. notes
5.00%, 2/15/27	10,000	9,749
Standard Industries, Inc. 144A sr. unsec. notes
4.375%, 7/15/30	10,000	9,184
Station Casinos, LLC 144A sr. unsec. bonds
4.625%, 12/1/31	5,000	4,508
Station Casinos, LLC 144A sr. unsec. notes
4.50%, 2/15/28	15,000	14,142
SugarHouse HSP Gaming Prop. Mezz LP/
SugarHouse HSP Gaming Finance Corp.
144A company guaranty sr. unsub. notes
5.875%, 5/15/25	15,000	14,901
Tapestry, Inc. company guaranty sr. unsec. notes
7.70%, 11/27/30	5,000	5,264
Taylor Morrison Communities, Inc. 144A
company guaranty sr. unsec. notes
5.875%, 6/15/27	5,000	5,025
Taylor Morrison Communities, Inc. 144A sr.
unsec. bonds 5.125%, 8/1/30	10,000	9,674
Taylor Morrison Communities, Inc. 144A sr.
unsec. notes 5.75%, 1/15/28	5,000	5,023
Townsquare Media, Inc. 144A sr. notes
6.875%, 2/1/26	10,000	9,796
Univision Communications, Inc. 144A company
guaranty sr. notes 6.625%, 6/1/27	10,000	9,973
Univision Communications, Inc. 144A sr. notes
8.00%, 8/15/28	10,000	10,316
Univision Communications, Inc. 144A sr. notes
7.375%, 6/30/30	5,000	4,986
Victoria’s Secret & Co. 144A sr. unsec. notes
4.625%, 7/15/29	15,000	12,469
Walt Disney Co. (The) company guaranty sr.
unsec. bonds 7.75%, 12/1/45	40,000	53,384
Warnermedia Holdings, Inc. company guaranty
sr. unsec. notes 4.279%, 3/15/32	102,000	93,351
Warnermedia Holdings, Inc. company guaranty
sr. unsec. notes 3.755%, 3/15/27	20,000	19,164
White Cap Buyer, LLC 144A sr. unsec. notes
6.875%, 10/15/28	15,000	14,520
Wynn Las Vegas, LLC/Wynn Las Vegas Capital
Corp. 144A company guaranty sr. unsec. sub.
notes 5.25%, 5/15/27	15,000	14,597

	Principal
CORPORATE BONDS AND NOTES (12.6%)* cont.	amount	Value

Consumer cyclicals cont.
Wynn Resorts Finance, LLC/Wynn Resorts
Capital Corp. 144A company guaranty sr. unsec.
unsub. notes 7.125%, 2/15/31	$10,000	$10,363
Wynn Resorts Finance, LLC/Wynn Resorts
Capital Corp. 144A sr. unsec. bonds
5.125%, 10/1/29	10,000	9,438
		1,711,952
Consumer staples (0.5%)
1011778 BC ULC/New Red Finance, Inc. 144A
bonds 4.00%, 10/15/30 (Canada)	20,000	17,938
Albertsons Cos., Inc./Safeway, Inc./New
Albertsons LP/Albertsons, LLC 144A company
guaranty sr. unsec. notes 4.875%, 2/15/30	5,000	4,787
Albertsons Cos., Inc./Safeway, Inc./New
Albertsons LP/Albertsons, LLC 144A company
guaranty sr. unsec. notes 4.625%, 1/15/27	30,000	29,166
Albertsons Cos., LLC/Safeway, Inc./New
Albertsons LP/Albertsons, LLC 144A company
guaranty sr. unsec. notes 7.50%, 3/15/26	10,000	10,186
Aramark Services, Inc. 144A company guaranty
sr. unsec. notes 5.00%, 2/1/28	17,000	16,491
CDW, LLC/CDW Finance Corp. company
guaranty sr. unsec. notes 3.25%, 2/15/29	15,000	13,716
Coty, Inc. 144A company guaranty sr. notes
4.75%, 1/15/29	15,000	14,307
Coty, Inc./HFC Prestige Products, Inc./HFC
Prestige International US, LLC 144A company
guaranty sr. notes 6.625%, 7/15/30	5,000	5,137
ERAC USA Finance, LLC 144A company guaranty
sr. unsec. notes 7.00%, 10/15/37	50,000	58,430
ERAC USA Finance, LLC 144A company guaranty
sr. unsec. notes 5.625%, 3/15/42	60,000	62,251
Fertitta Entertainment, LLC/Fertitta
Entertainment Finance Co., Inc. 144A company
guaranty sr. notes 4.625%, 1/15/29	5,000	4,537
Fertitta Entertainment, LLC/Fertitta
Entertainment Finance Co., Inc. 144A company
guaranty sr. unsec. notes 6.75%, 1/15/30	10,000	8,780
Herc Holdings, Inc. 144A company guaranty sr.
unsec. notes 5.50%, 7/15/27	10,000	9,873
Hertz Corp. (The) 144A company guaranty sr.
unsec. notes 5.00%, 12/1/29	20,000	16,406
IRB Holding Corp. 144A company guaranty sr.
notes 7.00%, 6/15/25	5,000	5,000
JBS USA LUX SA/JBS USA Food Co./JBS USA
Finance, Inc. company guaranty sr. unsec. notes
3.00%, 2/2/29	7,000	6,157
Kenvue, Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.90%, 3/22/33	26,000	26,801
Kenvue, Inc. company guaranty sr. unsec. unsub.
notes Ser. REGS, 5.05%, 3/22/53	5,000	5,173
Kenvue, Inc. company guaranty sr. unsec. unsub.
notes Ser. REGS, 5.05%, 3/22/28	49,000	50,198
Keurig Dr Pepper, Inc. company guaranty sr.
unsec. unsub. notes 3.43%, 6/15/27	18,000	17,336
Kraft Heinz Foods Co. company guaranty sr.
unsec. notes 3.00%, 6/1/26	19,000	18,253
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. notes 4.125%, 1/31/30	15,000	13,829
Match Group Holdings II, LLC 144A sr. unsec.
bonds 5.00%, 12/15/27	3,000	2,929
Match Group Holdings II, LLC 144A sr. unsec.
bonds 3.625%, 10/1/31	5,000	4,320

Putnam VT Global Asset Allocation Fund 15

	Principal
CORPORATE BONDS AND NOTES (12.6%)* cont.	amount	Value

Consumer staples cont.
Match Group Holdings II, LLC 144A sr. unsec.
unsub. notes 4.625%, 6/1/28	$40,000	$38,300
McCormick & Co., Inc. sr. unsec. notes
1.85%, 2/15/31	2,000	1,635
McDonald’s Corp. sr. unsec. unsub. bonds
Ser. MTN, 6.30%, 10/15/37	35,000	39,634
PECF USS Intermediate Holding III Corp. 144A sr.
unsec. notes 8.00%, 11/15/29	15,000	7,650
TripAdvisor, Inc. 144A company guaranty sr.
unsec. notes 7.00%, 7/15/25	10,000	10,024
US Foods, Inc. 144A company guaranty sr. unsec.
notes 7.25%, 1/15/32	5,000	5,214
US Foods, Inc. 144A company guaranty sr. unsec.
notes 4.75%, 2/15/29	5,000	4,749
		529,207
Energy (0.9%)
Antero Midstream Partners LP/Antero
Midstream Finance Corp. 144A company
guaranty sr. unsec. notes 7.875%, 5/15/26	10,000	10,242
Antero Resources Corp. 144A company guaranty
sr. unsec. notes 7.625%, 2/1/29	4,000	4,105
Apache Corp. sr. unsec. unsub. notes
5.10%, 9/1/40	10,000	8,568
Callon Petroleum Co. 144A company guaranty sr.
unsec. notes 8.00%, 8/1/28	10,000	10,213
Callon Petroleum Co. 144A company guaranty sr.
unsec. notes 7.50%, 6/15/30	20,000	20,170
Cenovus Energy, Inc. sr. unsec. bonds 6.75%,
11/15/39 (Canada)	2,000	2,187
Centennial Resource Production, LLC
144A company guaranty sr. unsec. notes
6.875%, 4/1/27	20,000	19,986
Cheniere Energy Partners LP company guaranty
sr. unsec. notes 4.50%, 10/1/29	80,000	76,518
Chord Energy Corp. 144A company guaranty sr.
unsec. notes 6.375%, 6/1/26	10,000	10,000
Civitas Resources, Inc. 144A company guaranty
sr. unsec. notes 8.375%, 7/1/28	5,000	5,220
Civitas Resources, Inc. 144A company guaranty
sr. unsec. unsub. notes 8.75%, 7/1/31	10,000	10,645
Columbia Pipelines Operating Co., LLC 144A sr.
unsec. notes 5.927%, 8/15/30	10,000	10,359
Comstock Resources, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 1/15/30	10,000	8,673
Comstock Resources, Inc. 144A sr. unsec. notes
6.75%, 3/1/29	10,000	9,145
Continental Resources, Inc. 144A company
guaranty sr. unsec. bonds 5.75%, 1/15/31	10,000	9,955
Devon Energy Corp. sr. unsec. unsub. bonds
7.95%, 4/15/32	5,000	5,813
Devon Energy Corp. sr. unsec. unsub. bonds
7.875%, 9/30/31	5,000	5,821
Diamondback Energy, Inc. company guaranty sr.
unsec. notes 3.25%, 12/1/26	15,000	14,527
Encino Acquisition Partners Holdings, LLC
144A company guaranty sr. unsec. notes
8.50%, 5/1/28	15,000	14,775
Endeavor Energy Resources LP/EER Finance, Inc.
144A sr. unsec. bonds 5.75%, 1/30/28	55,000	55,052
EnLink Midstream, LLC 144A company guaranty
sr. unsec. notes 5.625%, 1/15/28	15,000	14,830
EQT Corp. sr. unsec. notes 7.00%, 2/1/30	10,000	10,732

	Principal
CORPORATE BONDS AND NOTES (12.6%)* cont.	amount	Value

Energy cont.
Hess Midstream Operations LP 144A company
guaranty sr. unsec. notes 5.50%, 10/15/30	$5,000	$4,839
Hess Midstream Operations LP 144A company
guaranty sr. unsec. notes 5.125%, 6/15/28	10,000	9,648
Hess Midstream Operations LP 144A company
guaranty sr. unsec. notes 4.25%, 2/15/30	5,000	4,600
Hess Midstream Operations LP 144A company
guaranty sr. unsec. sub. notes 5.625%, 2/15/26	10,000	9,927
Kinetik Holdings LP 144A company guaranty sr.
unsec. notes 5.875%, 6/15/30	15,000	14,716
Nabors Industries, Inc. company guaranty sr.
unsec. notes 5.75%, 2/1/25	10,000	9,997
Nabors Industries, Inc. 144A company guaranty
sr. unsec. notes 7.375%, 5/15/27	10,000	9,797
Occidental Petroleum Corp. sr. unsec. sub.
bonds 6.20%, 3/15/40	35,000	36,138
Occidental Petroleum Corp. sr. unsec. sub. notes
8.50%, 7/15/27	10,000	10,908
Occidental Petroleum Corp. sr. unsec. sub. notes
7.50%, 5/1/31	25,000	28,034
Ovintiv, Inc. company guaranty sr. unsec. bonds
6.25%, 7/15/33	5,000	5,169
Ovintiv, Inc. company guaranty sr. unsec. notes
5.65%, 5/15/28	46,000	46,936
Ovintiv, Inc. company guaranty sr. unsec. unsub.
bonds 7.375%, 11/1/31	10,000	11,016
Ovintiv, Inc. company guaranty sr. unsec. unsub.
bonds 6.625%, 8/15/37	5,000	5,177
Patterson-UTI Energy, Inc. sr. unsec. sub. notes
5.15%, 11/15/29	10,000	9,539
Permian Resources Operating, LLC
144A company guaranty sr. unsec. notes
5.375%, 1/15/26	10,000	9,867
Petrobras Global Finance BV company guaranty
sr. unsec. unsub. bonds 6.50%, 7/3/33 (Brazil)	10,000	10,147
Petroleos Mexicanos company guaranty sr.
unsec. unsub. notes 6.49%, 1/23/27 (Mexico)	20,000	18,765
Precision Drilling Corp. 144A company guaranty
sr. unsec. notes 7.125%, 1/15/26 (Canada)	9,000	8,959
Precision Drilling Corp. 144A company guaranty
sr. unsec. notes 6.875%, 1/15/29 (Canada)	10,000	9,643
Rockcliff Energy II, LLC 144A sr. unsec. notes
5.50%, 10/15/29	15,000	14,177
Sitio Royalties Operating Partnership LP/
Sitio Finance Corp. 144A sr. unsec. notes
7.875%, 11/1/28	15,000	15,543
SM Energy Co. sr. unsec. unsub. notes
6.75%, 9/15/26	10,000	9,974
SM Energy Co. sr. unsec. unsub. notes
6.50%, 7/15/28	10,000	10,005
Southwestern Energy Co. company guaranty sr.
unsec. notes 5.375%, 3/15/30	10,000	9,765
Southwestern Energy Co. company guaranty sr.
unsec. notes 5.375%, 2/1/29	25,000	24,397
Spectra Energy Partners LP sr. unsec. notes
3.375%, 10/15/26	30,000	28,882
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 6.00%, 12/31/30	10,000	9,300
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 5.50%, 1/15/28	5,000	4,738

16 Putnam VT Global Asset Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (12.6%)* cont.	amount	Value

Energy cont.
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. company guaranty sr.
unsec. unsub. notes 4.875%, 2/1/31	$20,000	$19,428
Transocean Aquila, Ltd. 144A company guaranty
sr. notes 8.00%, 9/30/28	5,000	5,075
Transocean Poseidon, Ltd. 144A company
guaranty sr. notes 6.875%, 2/1/27	7,500	7,463
Transocean Titan Financing, Ltd. 144A
company guaranty sr. notes 8.375%, 2/1/28
(Cayman Islands)	5,000	5,187
Transocean, Inc. 144A company guaranty sr.
notes 8.75%, 2/15/30	4,750	4,963
Transocean, Inc. 144A company guaranty sr.
unsec. notes 11.50%, 1/30/27	10,000	10,450
USA Compression Partners LP/USA
Compression Finance Corp. company guaranty
sr. unsec. notes 6.875%, 4/1/26	10,000	9,958
USA Compression Partners LP/USA
Compression Finance Corp. company guaranty
sr. unsec. unsub. notes 6.875%, 9/1/27	5,000	4,941
Venture Global Calcasieu Pass, LLC 144A
company guaranty sr. notes 3.875%, 8/15/29	10,000	9,073
Venture Global LNG, Inc. 144A sr. notes
9.875%, 2/1/32	15,000	15,625
Venture Global LNG, Inc. 144A sr. notes
9.50%, 2/1/29	15,000	15,873
Venture Global LNG, Inc. 144A sr. notes
8.375%, 6/1/31	10,000	9,995
Venture Global LNG, Inc. 144A sr. notes
8.125%, 6/1/28	5,000	5,049
Viper Energy Partners LP 144A company
guaranty sr. unsec. notes 7.375%, 11/1/31	10,000	10,350
Viper Energy Partners LP 144A company
guaranty sr. unsec. notes 5.375%, 11/1/27	5,000	4,909
		876,478
Financials (3.5%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	10,000	9,941
Air Lease Corp. sr. unsec. notes 2.10%, 9/1/28	65,000	56,884
Air Lease Corp. sr. unsec. sub. bonds
4.625%, 10/1/28	23,000	22,471
Air Lease Corp. sr. unsec. sub. notes
5.85%, 12/15/27	15,000	15,388
Air Lease Corp. sr. unsec. sub. notes
3.25%, 10/1/29	3,000	2,710
Aircastle, Ltd. 144A sr. unsec. notes
6.50%, 7/18/28	15,000	15,296
Aircastle, Ltd. 144A sr. unsec. notes
5.25%, 8/11/25	25,000	24,641
Alliant Holdings Intermediate, LLC/Alliant
Holdings Co-Issuer 144A sr. unsec. notes
6.75%, 10/15/27	15,000	14,947
Ally Financial, Inc. company guaranty sr. unsec.
notes 8.00%, 11/1/31	34,000	37,248
Ally Financial, Inc. sr. unsec. notes 4.75%, 6/9/27	25,000	24,124
AmWINS Group, Inc. 144A sr. unsec. notes
4.875%, 6/30/29	5,000	4,566
Ares Capital Corp. sr. unsec. notes
2.875%, 6/15/27	26,000	23,755
Ares Capital Corp. sr. unsec. notes 2.15%, 7/15/26	24,000	21,878
Ares Capital Corp. sr. unsec. sub. notes
7.00%, 1/15/27	5,000	5,143
Ares Capital Corp. sr. unsec. sub. notes
3.875%, 1/15/26	25,000	24,016

	Principal
CORPORATE BONDS AND NOTES (12.6%)* cont.	amount	Value

Financials cont.
Aretec Escrow Issuer 2, Inc. 144A company
guaranty sr. unsec. notes 10.00%, 8/15/30	$10,000	$10,627
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes
7.50%, 4/1/29	15,000	13,502
Athene Global Funding 144A notes
1.985%, 8/19/28	40,000	34,526
Banco Santander SA unsec. sub. FRB 3.225%,
11/22/32 (Spain)	200,000	167,476
Bank of America Corp. jr. unsec. sub. FRN Ser. AA,
6.10%, perpetual maturity	74,000	73,298
Bank of America Corp. sr. unsec. FRN Ser. MTN,
2.496%, 2/13/31	5,000	4,294
Bank of America Corp. unsec. sub. FRB
3.846%, 3/8/37	120,000	105,361
Bank of America Corp. unsec. sub. notes
6.11%, 1/29/37	195,000	207,907
Bank of Nova Scotia (The) sr. unsec. unsub. notes
5.35%, 12/7/26 (Canada)	15,000	15,251
Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. bonds 2.85%, 10/15/50	10,000	7,002
Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. notes 4.30%, 5/15/43	29,000	27,136
Blackstone Holdings Finance Co., LLC 144A
company guaranty sr. unsec. unsub. bonds
1.60%, 3/30/31	10,000	7,813
Capital One Financial Corp. unsec. sub. FRB
2.359%, 7/29/32	92,000	69,700
Citigroup, Inc. jr. unsec. sub. FRN 3.875%,
perpetual maturity	23,000	20,362
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	204,000	194,418
Citigroup, Inc. sr. unsec. unsub. FRB
3.887%, 1/10/28	50,000	48,349
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	10,000	8,943
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	50,000	48,850
CNO Financial Group, Inc. sr. unsec. notes
5.25%, 5/30/29	10,000	9,872
Cobra AcquisitionCo, LLC 144A company
guaranty sr. unsec. notes 6.375%, 11/1/29	15,000	11,561
Commonwealth Bank of Australia 144A sr. unsec.
notes 3.15%, 9/19/27 (Australia)	75,000	71,031
Corebridge Financial, Inc. sr. unsec. notes
3.85%, 4/5/29	20,000	18,846
Credit Acceptance Corp. 144A company
guaranty sr. unsec. notes 9.25%, 12/15/28	15,000	15,989
Fairfax Financial Holdings, Ltd. sr. unsec. notes
4.85%, 4/17/28 (Canada)	10,000	9,845
Fairfax US, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 8/13/24	30,000	29,940
First-Citizens Bank & Trust Co. unsec. sub. notes
6.125%, 3/9/28	26,000	26,452
Freedom Mortgage Corp. 144A sr. unsec. notes
12.25%, 10/1/30	5,000	5,438
Freedom Mortgage Corp. 144A sr. unsec. notes
7.625%, 5/1/26	10,000	9,869
Freedom Mortgage Corp. 144A sr. unsec. sub.
notes 6.625%, 1/15/27	5,000	4,772
General Motors Financial Co., Inc. company
guaranty sr. unsec. notes 4.00%, 10/6/26	79,000	76,857
General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	10,000	9,836
General Motors Financial Co., Inc. sr. unsec.
notes 3.10%, 1/12/32	12,000	10,216

Putnam VT Global Asset Allocation Fund 17

	Principal
CORPORATE BONDS AND NOTES (12.6%)* cont.	amount	Value

Financials cont.
General Motors Financial Co., Inc. sr. unsec.
notes 2.35%, 2/26/27	$2,000	$1,841
General Motors Financial Co., Inc. sr. unsec.
notes 1.25%, 1/8/26	22,000	20,355
GGAM Finance, Ltd. 144A company guaranty sr.
unsec. notes 8.00%, 2/15/27 (Ireland)	5,000	5,125
GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. bonds 3.25%, 1/15/32 R	15,000	12,664
GLP Capital LP/GLP Financing II, Inc.
company guaranty sr. unsec. unsub. notes
5.375%, 4/15/26 R	4,000	3,975
goeasy, Ltd. 144A company guaranty sr. unsec.
notes 9.25%, 12/1/28 (Canada)	5,000	5,340
goeasy, Ltd. 144A company guaranty sr. unsec.
notes 4.375%, 5/1/26 (Canada)	5,000	4,814
Goldman Sachs Group, Inc. (The) jr. unsec. sub.
FRN 3.65%, 7/28/51	7,000	6,207
Goldman Sachs Group, Inc. (The) sr. unsec. FRB
4.223%, 5/1/29	117,000	113,177
Goldman Sachs Group, Inc. (The) sr. unsec.
unsub. notes 2.60%, 2/7/30	13,000	11,424
Goldman Sachs Group, Inc. (The) unsec. sub.
notes 5.95%, 1/15/27	5,000	5,142
HUB International, Ltd. 144A sr. notes
7.25%, 6/15/30	5,000	5,281
HUB International, Ltd. 144A sr. unsec. notes
7.00%, 5/1/26	20,000	20,077
HUB International, Ltd. 144A sr. unsec. notes
5.625%, 12/1/29	5,000	4,770
Huntington Bancshares, Inc. unsec. sub. FRB
2.487%, 8/15/36	41,000	30,985
Icahn Enterprises LP/Icahn Enterprises Finance
Corp. company guaranty sr. unsec. notes
6.25%, 5/15/26	10,000	9,541
Icahn Enterprises LP/Icahn Enterprises Finance
Corp. company guaranty sr. unsec. sub. notes
4.375%, 2/1/29	5,000	4,175
Intercontinental Exchange, Inc. sr. unsec. bonds
2.65%, 9/15/40	30,000	22,327
Intercontinental Exchange, Inc. sr. unsec. bonds
1.85%, 9/15/32	15,000	11,996
JPMorgan Chase & Co. jr. unsec. bonds 6.10%,
perpetual maturity	8,000	7,956
JPMorgan Chase & Co. jr. unsec. sub. FRB
Ser. HH, 4.60%, perpetual maturity	157,000	151,398
JPMorgan Chase & Co. jr. unsec. sub. FRB
Ser. W, (CME Term SOFR 3 Month + 1.26%),
6.641%, 5/15/47	13,000	11,122
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%,
perpetual maturity	17,000	15,557
JPMorgan Chase & Co. sr. unsec. unsub. FRB
3.964%, 11/15/48	150,000	125,580
JPMorgan Chase & Co. unsec. sub. FRB
2.956%, 5/13/31	150,000	131,816
JPMorgan Chase & Co. unsec. sub. notes
4.125%, 12/15/26	6,000	5,881
KKR Group Finance Co. III, LLC 144A company
guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	30,000	27,428
Ladder Capital Finance Holdings, LLLP/Ladder
Capital Finance Corp. 144A company guaranty
sr. unsec. notes 4.75%, 6/15/29 R	10,000	9,017

	Principal
CORPORATE BONDS AND NOTES (12.6%)* cont.	amount	Value

Financials cont.
Ladder Capital Finance Holdings, LLLP/Ladder
Capital Finance Corp. 144A sr. unsec. notes
4.25%, 2/1/27 R	$15,000	$14,133
LPL Holdings, Inc. company guaranty sr. unsec.
notes 6.75%, 11/17/28	16,000	17,056
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes
4.375%, 3/15/29	22,000	21,891
Morgan Stanley sr. unsec. notes 5.123%, 2/1/29	25,000	25,114
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN,
3.772%, 1/24/29	185,000	176,431
Morgan Stanley unsec. unsub. notes
3.95%, 4/23/27	40,000	38,828
Morgan Stanley unsec.sub. notes
5.297%, 4/20/37	24,000	23,354
Mutual of Omaha Cos. Global Funding 144A
notes 5.80%, 7/27/26	15,000	15,285
Nasdaq, Inc. sr. unsec. bonds 5.95%, 8/15/53	5,000	5,371
Nasdaq, Inc. sr. unsec. notes 5.35%, 6/28/28	10,000	10,299
Nasdaq, Inc. sr. unsec. sub. bonds
5.55%, 2/15/34	5,000	5,194
Nationstar Mortgage Holdings, Inc.
144A company guaranty sr. unsec. notes
5.75%, 11/15/31	15,000	13,986
Nationstar Mortgage Holdings, Inc.
144A company guaranty sr. unsec. notes
5.50%, 8/15/28	10,000	9,616
Neuberger Berman Group, LLC/Neuberger
Berman Finance Corp. 144A sr. unsec. notes
4.875%, 4/15/45	30,000	24,762
OneMain Finance Corp. company guaranty sr.
unsec. sub. notes 7.125%, 3/15/26	5,000	5,094
OneMain Finance Corp. company guaranty sr.
unsec. sub. notes 6.625%, 1/15/28	5,000	5,048
OneMain Finance Corp. company guaranty sr.
unsec. unsub. notes 5.375%, 11/15/29	15,000	14,046
PennyMac Financial Services, Inc. 144A
company guaranty sr. unsec. notes
7.875%, 12/15/29	10,000	10,294
PennyMac Financial Services, Inc. 144A
company guaranty sr. unsec. notes
5.375%, 10/15/25	5,000	4,941
PHH Mortgage Corp. 144A company guaranty sr.
notes 7.875%, 3/15/26	15,000	13,434
PNC Financial Services Group, Inc. (The) unsec.
sub. FRB 4.626%, 6/6/33	70,000	66,006
Prologis LP sr. unsec. unsub. notes
2.25%, 4/15/30 R	10,000	8,742
Royal Bank of Canada sr. unsec. notes
Ser. GMTN, 5.20%, 8/1/28 (Canada)	30,000	30,577
Royal Bank of Canada unsec. sub. notes
Ser. GMTN, 4.65%, 1/27/26 (Canada)	45,000	44,619
Toronto-Dominion Bank (The) unsec. sub. FRB
3.625%, 9/15/31 (Canada)	55,000	52,767
Truist Financial Corp. sr. unsec. unsub. FRN
Ser. MTN, 4.26%, 7/28/26	55,000	53,858
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	60,000	46,532
USI, Inc./NY 144A sr. unsec. notes 7.50%, 1/15/32	5,000	5,106
VICI Properties LP sr. unsec. unsub. notes
4.75%, 2/15/28 R	30,000	29,368
VICI Properties LP/VICI Note Co., Inc.
144A company guaranty sr. unsec. notes
3.75%, 2/15/27 R	10,000	9,440

18 Putnam VT Global Asset Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (12.6%)* cont.	amount	Value

Financials cont.
Wells Fargo & Co. sr. unsec. unsub. FRB Ser. MTN,
3.35%, 3/2/33	$185,000	$161,582
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN,
5.574%, 7/25/29	15,000	15,316
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN,
4.54%, 8/15/26	22,000	21,765
Westpac Banking Corp. unsec. sub. bonds
2.963%, 11/16/40 (Australia)	25,000	17,309
		3,480,482
Health care (0.9%)
1375209 BC, Ltd. 144A sr. notes 9.00%,
1/30/28 (Canada)	1,000	975
Amgen, Inc. sr. unsec. unsub. bonds
5.75%, 3/2/63	10,000	10,491
Amgen, Inc. sr. unsec. unsub. bonds
5.65%, 3/2/53	23,000	24,185
Amgen, Inc. sr. unsec. unsub. notes
5.25%, 3/2/30	47,000	48,247
Amgen, Inc. sr. unsec. unsub. notes
5.15%, 3/2/28	30,000	30,690
Bausch & Lomb Escrow Corp. 144A sr. notes
8.375%, 10/1/28 (Canada)	15,000	15,824
Bausch Health Cos., Inc. 144A company guaranty
sr. notes 6.125%, 2/1/27	5,000	3,375
Bausch Health Cos., Inc. 144A sr. notes
4.875%, 6/1/28	10,000	6,022
Becton, Dickinson and Co. sr. unsec. notes
3.70%, 6/6/27	7,000	6,783
Becton, Dickinson and Co. sr. unsec. notes
2.823%, 5/20/30	50,000	44,688
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	10,000	8,660
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	10,000	9,587
Charles River Laboratories International,
Inc. 144A company guaranty sr. unsec. notes
4.00%, 3/15/31	5,000	4,513
Charles River Laboratories International,
Inc. 144A company guaranty sr. unsec. notes
3.75%, 3/15/29	5,000	4,588
CHS/Community Health Systems, Inc. 144A
company guaranty sr. notes 10.875%, 1/15/32	5,000	5,226
CHS/Community Health Systems, Inc. 144A
company guaranty sr. notes 8.00%, 3/15/26	3,000	2,990
CHS/Community Health Systems, Inc. 144A
company guaranty sr. notes 5.625%, 3/15/27	5,000	4,646
CHS/Community Health Systems, Inc. 144A
company guaranty sr. unsec. sub. notes
6.875%, 4/1/28	10,000	6,138
CHS/Community Health Systems, Inc. 144A sr.
notes 5.25%, 5/15/30	15,000	12,545
CVS Health Corp. sr. unsec. unsub. notes
4.78%, 3/25/38	39,000	36,948
CVS Pass-Through Trust sr. notes
6.036%, 12/10/28	1,738	1,746
CVS Pass-Through Trust 144A sr. mtge. notes
4.704%, 1/10/36	33,613	31,211
DH Europe Finance II SARL company guaranty sr.
unsec. bonds 3.40%, 11/15/49 (Luxembourg)	15,000	11,805
Elanco Animal Health, Inc. sr. unsec. notes
Ser. WI, 6.65%, 8/28/28	10,000	10,362
Eli Lilly and Co. sr. unsec. unsub. bonds
4.875%, 2/27/53	15,000	15,514
HCA, Inc. company guaranty sr. notes
4.50%, 2/15/27	22,000	21,741

	Principal
CORPORATE BONDS AND NOTES (12.6%)* cont.	amount	Value

Health care cont.
HCA, Inc. company guaranty sr. unsec. notes
3.50%, 9/1/30	$5,000	$4,533
HCA, Inc. company guaranty sr. unsec. sub.
notes 3.625%, 3/15/32	45,000	40,238
Humana, Inc. sr. unsec. unsub. bonds
5.50%, 3/15/53	5,000	5,185
Humana, Inc. sr. unsec. unsub. notes
5.75%, 3/1/28	25,000	25,978
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	1,000	995
Merck & Co., Inc. sr. unsec. unsub. notes
3.70%, 2/10/45	50,000	42,500
Minerva Merger Sub, Inc. 144A sr. unsec. notes
6.50%, 2/15/30	20,000	18,144
Mozart Debt Merger Sub, Inc. 144A sr. notes
3.875%, 4/1/29	30,000	27,124
Mozart Debt Merger Sub, Inc. 144A sr. unsec.
notes 5.25%, 10/1/29	10,000	9,426
Novartis Capital Corp. company guaranty sr.
unsec. unsub. bonds 4.00%, 11/20/45	80,000	71,857
Option Care Health, Inc. 144A company guaranty
sr. unsec. notes 4.375%, 10/31/29	5,000	4,519
Owens & Minor, Inc. 144A company guaranty sr.
unsec. notes 6.625%, 4/1/30	10,000	9,548
Owens & Minor, Inc. 144A sr. unsec. notes
4.50%, 3/31/29	5,000	4,410
Pfizer Investment Enterprises PTE, Ltd. company
guaranty sr. unsec. notes 5.30%, 5/19/53
(Singapore)	8,000	8,167
Pfizer Investment Enterprises PTE, Ltd. company
guaranty sr. unsec. notes 4.75%, 5/19/33
(Singapore)	11,000	11,025
Pfizer Investment Enterprises PTE, Ltd. company
guaranty sr. unsec. notes 4.45%, 5/19/28
(Singapore)	36,000	35,982
Service Corp. International sr. unsec. bonds
5.125%, 6/1/29	15,000	14,700
Service Corp. International sr. unsec. notes
4.625%, 12/15/27	6,000	5,805
Service Corp. International sr. unsec. notes
3.375%, 8/15/30	5,000	4,360
Service Corp. International sr. unsec. sub. notes
4.00%, 5/15/31	10,000	8,955
Tenet Healthcare Corp. company guaranty sr.
notes 5.125%, 11/1/27	25,000	24,439
Tenet Healthcare Corp. company guaranty sr.
notes 4.875%, 1/1/26	20,000	19,775
Tenet Healthcare Corp. company guaranty sr.
notes 4.25%, 6/1/29	10,000	9,310
Tenet Healthcare Corp. company guaranty sr.
unsub. notes 6.125%, 6/15/30	15,000	15,166
Thermo Fisher Scientific, Inc. sr. unsec. notes
5.00%, 1/31/29	25,000	25,661
Viatris, Inc. company guaranty sr. unsec. notes
2.30%, 6/22/27	25,000	22,673
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	26,000	25,441
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	9,000	7,750
		883,166
Technology (0.9%)
Ahead DB Holdings, LLC 144A company guaranty
sr. unsec. notes 6.625%, 5/1/28	5,000	4,356
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	20,000	13,597
Apple, Inc. sr. unsec. notes 3.00%, 11/13/27	40,000	38,385

Putnam VT Global Asset Allocation Fund 19

	Principal
CORPORATE BONDS AND NOTES (12.6%)* cont.	amount	Value

Technology cont.
Apple, Inc. sr. unsec. unsub. notes
4.375%, 5/13/45	$80,000	$75,861
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	27,000	24,035
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	30,000	27,169
Arches Buyer, Inc. 144A sr. unsec. notes
6.125%, 12/1/28	5,000	4,325
Boxer Parent Co., Inc. 144A company guaranty sr.
notes 7.125%, 10/2/25	5,000	5,027
Broadcom Corp./Broadcom Cayman Finance,
Ltd. company guaranty sr. unsec. unsub. notes
3.875%, 1/15/27	73,000	71,241
Broadcom Corp./Broadcom Cayman Finance,
Ltd. company guaranty sr. unsec. unsub. notes
3.50%, 1/15/28	90,000	86,310
Central Parent, Inc./CDK Global, Inc. 144A
company guaranty sr. notes 7.25%, 6/15/29	10,000	10,199
Clarivate Science Holdings Corp. 144A sr. unsec.
notes 4.875%, 7/1/29	10,000	9,383
Cloud Software Group, Inc. 144A notes
9.00%, 9/30/29	15,000	14,250
Cloud Software Group, Inc. 144A sr. notes.
6.50%, 3/31/29	40,000	38,098
CommScope Finance, LLC 144A sr. notes
6.00%, 3/1/26	5,000	4,457
CommScope Technologies, LLC 144A company
guaranty sr. unsec. notes 6.00%, 6/15/25	3,000	2,445
CrowdStrike Holdings, Inc. company guaranty sr.
unsec. notes 3.00%, 2/15/29	20,000	18,075
Gen Digital, Inc. 144A company guaranty sr.
unsec. unsub. notes 6.75%, 9/30/27	10,000	10,138
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	20,000	19,002
Meta Platforms, Inc. sr. unsec. bonds
5.60%, 5/15/53	17,000	18,425
Meta Platforms, Inc. sr. unsec. notes
4.95%, 5/15/33	25,000	25,803
Meta Platforms, Inc. sr. unsec. unsub. bonds
4.45%, 8/15/52	21,000	19,295
Meta Platforms, Inc. sr. unsec. unsub. notes
3.50%, 8/15/27	42,000	40,898
Microsoft Corp. sr. unsec. unsub. bonds
2.525%, 6/1/50	25,000	17,067
Microsoft Corp. sr. unsec. unsub. notes
3.30%, 2/6/27	10,000	9,739
MSCI, Inc. 144A company guaranty sr. unsec.
notes 3.625%, 9/1/30	12,000	10,858
Oracle Corp. sr. unsec. notes 2.95%, 4/1/30	45,000	40,615
Oracle Corp. sr. unsec. unsub. bonds
4.00%, 11/15/47	50,000	39,604
Oracle Corp. sr. unsec. unsub. notes
5.375%, 7/15/40	35,000	34,390
RingCentral, Inc. 144A sr. unsec. notes
8.50%, 8/15/30	15,000	15,319
Rocket Software, Inc. 144A sr. unsec. notes
6.50%, 2/15/29	25,000	21,750
salesforce.com, Inc. sr. unsec. bonds
3.05%, 7/15/61	30,000	21,046
salesforce.com, Inc. sr. unsec. bonds
2.90%, 7/15/51	30,000	21,451
Seagate HDD Cayman company guaranty sr.
unsec. notes 9.625%, 12/1/32 (Cayman Islands)	5,000	5,718
Sensata Technologies, Inc. 144A company
guaranty sr. unsec. notes 3.75%, 2/15/31	20,000	17,615
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	30,000	24,663

	Principal
CORPORATE BONDS AND NOTES (12.6%)* cont.	amount	Value

Technology cont.
TTM Technologies, Inc. 144A company guaranty
sr. unsec. notes 4.00%, 3/1/29	$15,000	$13,613
Twilio, Inc. company guaranty sr. unsec. notes
3.875%, 3/15/31	25,000	22,263
Twilio, Inc. company guaranty sr. unsec. notes
3.625%, 3/15/29	15,000	13,684
ZoomInfo Technologies, LLC/ZoomInfo Finance
Corp. 144A company guaranty sr. unsec. notes
3.875%, 2/1/29	25,000	22,675
		932,844
Transportation (0.2%)
American Airlines, Inc./AAdvantage Loyalty
IP, Ltd. 144A company guaranty sr. notes
5.75%, 4/20/29	10,000	9,748
American Airlines, Inc./AAdvantage Loyalty
IP, Ltd. 144A company guaranty sr. notes
5.50%, 4/20/26	8,333	8,273
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	70,000	61,165
Penske Truck Leasing Co. LP/PTL Finance Corp.
144A sr. unsec. bonds 3.40%, 11/15/26	16,000	15,162
Penske Truck Leasing Co. LP/PTL Finance Corp.
144A sr. unsec. notes 4.40%, 7/1/27	10,000	9,750
Penske Truck Leasing Co. LP/PTL Finance Corp.
144A sr. unsec. notes 3.90%, 2/1/24	20,000	19,960
United Airlines, Inc. 144A company guaranty sr.
notes 4.625%, 4/15/29	5,000	4,676
United Airlines, Inc. 144A company guaranty sr.
notes 4.375%, 4/15/26	5,000	4,872
Watco Cos., LLC/Watco Finance Corp. 144A sr.
unsec. notes 6.50%, 6/15/27	25,000	25,000
		158,606
Utilities and power (1.0%)
AES Corp. (The) sr. unsec. notes 1.375%, 1/15/26	24,000	22,207
AES Corp. (The) sr. unsec. unsub. notes
2.45%, 1/15/31	25,000	21,001
Ameren Corp. sr. unsec. unsub. notes
5.00%, 1/15/29	10,000	10,045
American Electric Power Co., Inc. sr. unsec.
unsub. notes Ser. J, 4.30%, 12/1/28	55,000	53,773
American Transmission Systems, Inc. 144A sr.
unsec. bonds 2.65%, 1/15/32	10,000	8,460
Buckeye Partners LP sr. unsec. notes
3.95%, 12/1/26	5,000	4,725
Buckeye Partners LP 144A sr. unsec. notes
4.50%, 3/1/28	10,000	9,422
Calpine Corp. 144A company guaranty sr. notes
5.25%, 6/1/26	4,000	3,947
Calpine Corp. 144A sr. unsec. notes
5.00%, 2/1/31	10,000	9,167
Calpine Corp. 144A sr. unsec. notes
4.625%, 2/1/29	5,000	4,644
Commonwealth Edison Co. 1st mtge. bonds
5.90%, 3/15/36	28,000	30,255
Consolidated Edison Co. of New York, Inc. sr.
unsec. unsub. notes 4.20%, 3/15/42	45,000	38,888
Duke Energy Carolinas, LLC sr. notes
4.95%, 1/15/33	10,000	10,185
Duke Energy Corp. sr. unsec. bonds
4.20%, 6/15/49	70,000	56,934
Duke Energy Corp. sr. unsec. notes
3.15%, 8/15/27	55,000	51,978
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	5,000	5,603

20 Putnam VT Global Asset Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (12.6%)* cont.	amount	Value

Utilities and power cont.
Enbridge, Inc. company guaranty sr. unsec.
unsub. bonds 4.50%, 6/10/44 (Canada)	$15,000	$12,806
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%,
12/1/26 (Canada)	30,000	29,596
Energy Transfer LP company guaranty sr. unsec.
bonds 3.75%, 5/15/30	30,000	27,859
Energy Transfer LP company guaranty sr. unsec.
notes 5.50%, 6/1/27	6,000	6,073
Energy Transfer LP company guaranty sr. unsec.
notes 2.90%, 5/15/25	37,000	35,851
Energy Transfer LP jr. unsec. sub. FRN 6.625%,
perpetual maturity	91,000	75,985
Enterprise Products Operating, LLC company
guaranty sr. unsec. notes 2.80%, 1/31/30	4,000	3,617
Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	90,000	79,036
Evergy Kansas Central, Inc. sr. bonds
5.70%, 3/15/53	15,000	15,747
Evergy Missouri West, Inc. 144A sr. notes
5.15%, 12/15/27	30,000	30,179
Eversource Energy sr. unsec. unsub. notes
5.45%, 3/1/28	5,000	5,139
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	25,000	23,098
IPALCO Enterprises, Inc. sr. sub. notes
3.70%, 9/1/24	5,000	4,921
Kinder Morgan, Inc. company guaranty sr. unsec.
notes Ser. GMTN, 7.75%, 1/15/32	15,000	17,053
Kinder Morgan, Inc. company guaranty sr. unsec.
unsub. notes 1.75%, 11/15/26	10,000	9,199
NextEra Energy Capital Holdings, Inc. company
guaranty sr. unsec. unsub. notes 6.051%, 3/1/25	15,000	15,134
NextEra Energy Capital Holdings, Inc. company
guaranty sr. unsec. unsub. notes 5.749%, 9/1/25	50,000	50,473
NRG Energy, Inc. 144A company guaranty sr.
notes 3.75%, 6/15/24	21,000	20,756
NRG Energy, Inc. 144A jr. unsec. sub. FRB 10.25%,
perpetual maturity	5,000	5,205
Oncor Electric Delivery Co., LLC sr. notes
3.75%, 4/1/45	75,000	62,165
Pacific Gas and Electric Co. company guaranty
sr. unsec. unsub. notes 2.95%, 3/1/26	5,000	4,736
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	5,000	4,506
Pacific Gas and Electric Co. sr. notes
6.10%, 1/15/29	50,000	51,740
PG&E Corp. sr. sub. notes 5.25%, 7/1/30	15,000	14,468
Public Service Electric & Gas Co. sr. notes
Ser. MTN, 5.50%, 3/1/40	25,000	25,828
Puget Sound Energy, Inc. sr. bonds
5.448%, 6/1/53	15,000	15,570
Vistra Corp. 144A jr. unsec. sub. FRN
8.00%, 10/15/51	5,000	4,978
Vistra Corp. 144A jr. unsec. sub. FRN 7.00%,
perpetual maturity	5,000	4,925
Vistra Operations Co., LLC 144A company
guaranty sr. notes 4.30%, 7/15/29	17,000	15,906
Vistra Operations Co., LLC 144A company
guaranty sr. notes 3.55%, 7/15/24	18,000	17,747
Vistra Operations Co., LLC 144A company
guaranty sr. unsec. sub. notes 5.00%, 7/31/27	5,000	4,868
Vistra Operations Co., LLC 144A sr. bonds
6.95%, 10/15/33	5,000	5,262
Vistra Operations Co., LLC 144A sr. unsec. notes
7.75%, 10/15/31	5,000	5,193
		1,046,853

Total corporate bonds and notes (cost $13,395,694)		$12,656,741

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (10.7%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.7%)
Government National Mortgage Association
Pass-Through Certificates
6.50%, with due dates from
5/20/37 to 11/20/39	$104,231	$109,861
5.50%, with due dates from 6/20/53 to 7/20/53	786,646	798,962
3.00%, TBA, 1/1/54	1,000,000	905,968
3.00%, with due dates from 8/20/49 to 4/20/51	932,162	850,136
		2,664,927
U.S. Government Agency Mortgage Obligations (8.0%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6.50%, 5/1/53	24,846	25,543
3.00%, 1/1/48	595,428	537,970
Federal National Mortgage Association
Pass-Through Certificates
5.00%, 9/1/52	913,835	907,583
4.00%, 1/1/57	33,421	31,429
4.00%, 1/1/49	91,319	87,731
3.00%, with due dates from 4/1/46 to 11/1/48	388,765	351,866
2.50%, 7/1/51	830,789	707,558
Uniform Mortgage-Backed Securities
5.00%, TBA, 1/1/54	1,000,000	990,000
3.50%, TBA, 1/1/54	1,000,000	917,969
2.50%, TBA, 1/1/54	3,000,000	2,555,156
2.50%, TBA, 1/1/39	1,000,000	921,953
		8,034,758
Total U.S. government and agency mortgage obligations
(cost $10,830,406)		$10,699,685

	Principal
MORTGAGE-BACKED SECURITIES (2.4%)*	amount	Value

Agency collateralized mortgage obligations (—%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024
x US 30 Day Average SOFR) + 25.33%),
3.851%, 4/15/37	$3,740	$4,398
REMICs IFB Ser. 3065, Class DC, ((-3 x US 30 Day
Average SOFR) + 19.52%), 3.501%, 3/15/35	10,477	10,853
Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	19,759	4,106
Ser. 13-14, IO, 3.50%, 12/20/42	52,326	6,247
Ser. 16-H16, Class EI, IO, 0.693%, 6/20/66 W	90,082	3,414
Ser. 15-H26, Class DI, IO, 0.468%, 10/20/65 W	138,914	5,680
		34,698
Commercial mortgage-backed securities (1.1%)
ACRE Commercial Mortgage, Ltd. 144A
FRB Ser. 21-FL4, Class A, 6.303%, 12/18/37
(Cayman Islands)	16,379	16,092
Banc of America Commercial Mortgage Trust
Ser. 15-UBS7, Class AS, 3.989%, 9/15/48 W	14,000	13,105
FRB Ser. 07-1, Class XW, IO, 0.313%, 1/15/49 W	14,184	39
BANK FRB Ser. 17-BNK8, Class B,
3.95%, 11/15/50 W	12,000	9,919
Barclays Commercial Mortgage Trust Ser. 19-C3,
Class C, 4.178%, 5/15/52	22,000	16,607
CD Commercial Mortgage Trust FRB Ser. 17-CD6,
Class B, 3.911%, 11/13/50 W	14,000	11,550
CFCRE Commercial Mortgage Trust FRB
Ser. 17-C8, Class B, 4.199%, 6/15/50 W	14,000	12,312
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class B, 4.328%, 5/10/47 W	44,000	40,756
Ser. 16-C3, Class A4, 3.154%, 11/15/49	21,000	19,646

Putnam VT Global Asset Allocation Fund 21

	Principal
MORTGAGE-BACKED SECURITIES (2.4%)* cont.	amount	Value

Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.294%, 12/10/44 W	$29,000	$23,250
FRB Ser. 13-CR13, Class C, 4.991%, 11/10/46 W	27,000	24,734
FRB Ser. 14-CR17, Class C, 4.732%, 5/10/47 W	33,000	27,575
Ser. 14-UBS2, Class B, 4.701%, 3/10/47	75,000	71,249
Ser. 14-CR19, Class B, 4.629%, 8/10/47 W	16,000	15,376
FRB Ser. 15-CR26, Class C, 4.465%, 10/10/48 W	24,000	22,204
FRB Ser. 14-UBS6, Class C, 4.433%, 12/10/47 W	16,000	13,538
FRB Ser. 16-COR1, Class C, 4.326%, 10/10/49 W	19,000	14,979
FRB Ser. 15-LC19, Class B, 3.829%, 2/10/48 W	18,000	16,183
FRB Ser. 14-CR20, Class XA, IO,
0.924%, 11/10/47 W	238,077	743
FRB Ser. 14-UBS6, Class XA, IO,
0.819%, 12/10/47 W	672,381	2,527
FRB Ser. 14-LC17, Class XA, IO,
0.646%, 10/10/47 W	373,932	831
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C2, Class AX, IO, 0.013%, 1/15/49 W	476,662	3
CSAIL Commercial Mortgage Trust
Ser. 15-C1, Class B, 4.044%, 4/15/50 W	30,000	27,973
Ser. 16-C7, Class AS, 3.958%, 11/15/49 W	15,000	13,919
Ser. 19-C17, Class AS, 3.278%, 9/15/52	49,000	41,574
FRB Ser. 20-C19, Class XA, IO,
1.099%, 3/15/53 W	1,031,210	52,415
CSMC Trust
FRB Ser. 16-NXSR, Class C, 4.425%, 12/15/49 W	28,000	21,103
FRB Ser. 16-NXSR, Class XA, IO,
0.678%, 12/15/49 W	871,904	12,754
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.685%, 6/10/47 W	14,000	8,764
FRB Ser. 15-GC32, Class B, 4.39%, 7/10/48 W	73,000	69,345
FRB Ser. 15-GC30, Class C, 4.068%, 5/10/50 W	37,000	28,428
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.559%, 9/15/47 W	13,000	9,930
FRB Ser. 14-C19, Class B, 4.394%, 4/15/47 W	28,000	27,524
JPMDB Commercial Mortgage Securities Trust
FRB Ser. 18-C8, Class C, 4.764%, 6/15/51 W	11,000	8,772
FRB Ser. 18-C8, Class XA, IO, 0.605%, 6/15/51 W	900,439	17,359
JPMorgan Chase Commercial Mortgage
Securities Trust
Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	6,187	5,941
FRB Ser. 13-C16, Class C, 4.854%, 12/15/46 W	22,000	19,324
LB-UBS Commercial Mortgage Trust 144A FRB
Ser. 06-C6, Class XCL, IO, 0.435%, 9/15/39 W	216,572	805
Morgan Stanley Bank of America Merrill
Lynch Trust
FRB Ser. 14-C14, Class C, 5.037%, 2/15/47 W	33,000	32,274
FRB Ser. 14-C14, Class B, 4.847%, 2/15/47 W	13,000	12,891
FRB Ser. 15-C24, Class B, 4.323%, 5/15/48 W	10,000	9,486
FRB Ser. 15-C22, Class C, 4.20%, 4/15/48 W	20,000	17,960
Ser. 14-C19, Class C, 4.00%, 12/15/47	20,000	18,508
FRB Ser. 13-C10, Class AS, 3.997%, 7/15/46 W	2,919	2,789
Ser. 16-C32, Class AS, 3.994%, 12/15/49 W	22,000	20,227
FRB Ser. 15-C26, Class XA, IO,
0.963%, 10/15/48 W	551,189	4,842
FRB Ser. 14-C17, Class XA, IO, 0.875%, 8/15/47 W	109,393	104
Morgan Stanley Bank of America Merrill
Lynch Trust 144A FRB Ser. 12-C5, Class E,
4.633%, 8/15/45 W	15,000	13,521

	Principal
MORTGAGE-BACKED SECURITIES (2.4%)* cont.	amount	Value

Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust
Ser. 15-UBS8, Class B, 4.315%, 12/15/48 W	$16,000	$13,386
FRB Ser. 18-H3, Class XA, IO, 0.80%, 7/15/51 W	1,358,602	37,615
Ready Capital Mortgage Financing, LLC 144A
FRB Ser. 22-FL9, Class A, 7.823%, 6/25/37	20,198	20,183
FRB Ser. 22-FL8, Class AS, 7.437%, 1/25/37	16,000	16,000
FRB Ser. 21-FL7, Class A, 6.67%, 11/25/36	17,292	17,148
Shelter Growth CRE Issuer, Ltd. 144A FRB
Ser. 21-FL3, Class A, 6.556%, 9/15/36
(Cayman Islands)	16,894	16,845
Wells Fargo Commercial Mortgage Trust
FRB Ser. 16-NXS5, Class C, 4.977%, 1/15/59 W	10,000	7,929
FRB Ser. 15-SG1, Class B, 4.452%, 9/15/48 W	18,000	16,155
Ser. 15-LC20, Class C, 4.056%, 4/15/50 W	17,000	15,373
FRB Ser. 20-C57, Class C, 4.023%, 8/15/53 W	16,000	13,162
FRB Ser. 13-LC12, Class C, 3.954%, 7/15/46 W	14,000	9,644
WF-RBS Commercial Mortgage Trust
Ser. 14-LC14, Class C, 4.344%, 3/15/47 W	13,000	11,770
FRB Ser. 13-C11, Class C, 3.998%, 3/15/45 W	47,000	38,621
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.855%, 3/15/44
(In default) † W	8,056	2,335
FRB Ser. 13-C15, Class D, 4.204%, 8/15/46 W	43,000	10,223
		1,118,139
Residential mortgage-backed securities (non-agency) (1.3%)
Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-2, Class 1A2A, 5.31%, 5/25/35 W	5,415	5,257
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (Federal Reserve
US 12 Month Cumulative Avg 1 yr CMT + 0.94%),
5.952%, 6/25/46	41,022	34,312
FRB Ser. 06-OA10, Class 4A1, (CME Term SOFR
1 Month + 0.49%), 5.85%, 8/25/46	63,892	54,011
Ellington Financial Mortgage Trust 144A
Ser. 20-2, Class A2, 1.486%, 10/25/65 W	24,032	21,469
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN
Ser. 16-DNA2, Class M3, (US 30 Day Average SOFR
+ 4.76%), 10.102%, 10/25/28	48,277	50,723
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs
FRB Ser. 20-DNA5, Class B1, (US 30 Day Average
SOFR + 4.80%), 10.137%, 10/25/50	54,000	60,514
Structured Agency Credit Risk Debt FRN
Ser. 22-DNA5, Class M1A, (US 30 Day Average
SOFR + 2.95%), 8.287%, 6/25/42	14,000	14,334
Structured Agency Credit Risk Debt FRN
Ser. 21-DNA2, Class M2, (US 30 Day Average
SOFR + 2.30%), 7.637%, 8/25/33	97,774	98,693
Structured Agency Credit Risk Trust REMICs
FRB Ser. 20-DNA6, Class M2, (US 30 Day
Average SOFR + 2.00%), 7.337%, 12/25/50	69,514	70,464
Structured Agency Credit Risk Trust REMICs
FRB Ser. 22-DNA3, Class M1A, (US 30 Day
Average SOFR + 2.00%), 7.337%, 4/25/42	52,815	53,295
Structured Agency Credit Risk Trust REMICs
FRB Ser. 22-DNA1, Class M1B, (US 30 Day
Average SOFR + 1.85%), 7.187%, 1/25/42	74,000	73,980
Structured Agency Credit Risk Debt FRN
Ser. 22-DNA2, Class M1A, (US 30 Day Average
SOFR + 1.30%), 6.637%, 2/25/42	57,717	57,717

22 Putnam VT Global Asset Allocation Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.4%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs
FRB Ser. 21-HQA3, Class M1, (US 30 Day
Average SOFR + 0.85%), 6.187%, 9/25/41	$25,681	$25,440
Seasoned Credit Risk Transfer Trust FRB
Ser. 17-2, Class 2, 4.00%, 8/25/56 W	43,505	42,398
Federal National Mortgage Association
Connecticut Avenue Securities FRB
Ser. 16-C01, Class 2M2, (US 30 Day Average
SOFR + 7.06%), 12.402%, 8/25/28	22,403	23,523
Connecticut Avenue Securities FRB
Ser. 16-C01, Class 1M2, (US 30 Day Average
SOFR + 6.86%), 12.202%, 8/25/28	35,324	37,772
Connecticut Avenue Securities FRB
Ser. 16-C03, Class 2M2, (US 30 Day Average
SOFR + 6.01%), 11.352%, 10/25/28	4,233	4,508
Connecticut Avenue Securities FRB
Ser. 16-C05, Class 2M2, (US 30 Day Average
SOFR + 4.56%), 9.902%, 1/25/29	49,606	51,977
Connecticut Avenue Securities FRB
Ser. 16-C07, Class 2M2, (US 30 Day Average
SOFR + 4.46%), 9.802%, 5/25/29	75,461	79,631
Connecticut Avenue Securities FRB
Ser. 16-C06, Class 1M2, (US 30 Day Average
SOFR + 4.36%), 9.702%, 4/25/29	32,554	34,137
Connecticut Avenue Securities FRB
Ser. 17-C02, Class 2M2C, (US 30 Day Average
SOFR + 3.76%), 9.102%, 9/25/29	56,000	58,435
Connecticut Avenue Securities FRB
Ser. 17-C01, Class 1M2, (US 30 Day Average
SOFR + 3.66%), 9.002%, 7/25/29	61,264	63,499
Connecticut Avenue Securities FRB
Ser. 14-C03, Class 2M2, (US 30 Day Average
SOFR + 3.01%), 8.352%, 7/25/24	1,630	1,642
Connecticut Avenue Securities Trust FRB
Ser. 18-C05, Class 1M2, (US 30 Day Average
SOFR + 2.46%), 7.802%, 1/25/31	14,360	14,710
Federal National Mortgage Association 144A
Connecticut Avenue Securities FRB
Ser. 21-R02, Class 2M1, (US 30 Day Average
SOFR + 0.90%), 6.237%, 11/25/41	8,438	8,415
Connecticut Avenue Securities Trust FRB
Ser. 21-R01, Class 1M1, (US 30 Day Average
SOFR + 0.75%), 6.087%, 10/25/41	2,681	2,688
Long Beach Mortgage Loan Trust FRB Ser. 04-1,
Class A2, (CME Term SOFR 1 Month + 0.91%),
6.27%, 2/25/34	15,455	15,185
New Century Home Equity Loan Trust FRB
Ser. 03-4, Class M1, (CME Term SOFR 1 Month
+ 1.24%), 6.595%, 10/25/33	26,660	25,497
Park Place Securities, Inc. Asset-Backed
Pass-Through Certificates FRB Ser. 04-WCW2,
Class M3, (CME Term SOFR 1 Month + 1.16%),
6.52%, 10/25/34	13,971	13,614
RMF Buyout Issuance Trust 144A Ser. 20-HB1,
Class A1, 1.719%, 10/25/50 W	58,862	49,655
Verus Securitization Trust 144A Ser. 20-5,
Class A2, 1.578%, 5/25/65	31,080	28,826
Visio Trust 144A Ser. 20-1, Class A3,
3.521%, 8/25/55 W	117,000	104,689
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, (CME Term SOFR
1 Month + 1.07%), 6.43%, 7/25/45	15,318	14,527
		1,295,537

Total mortgage-backed securities (cost $2,628,353)		$2,448,374

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.4%)*	amount	Value

Dominican (Republic of) sr. unsec.
unsub. notes Ser. REGS, 5.50%,
1/27/25 (Dominican Republic)	$130,000	$129,350
Indonesia (Republic of) sr. unsec.
unsub. notes 4.65%, 9/20/32
(Indonesia)	200,000	199,750
Mexico (Government of) sr. unsec.
bonds 5.55%, 1/21/45 (Mexico)	78,000	74,341
Uruguay (Oriental Republic of)
sr. unsec. unsub. bonds 7.625%,
3/21/36 (Uruguay)	10,000	12,432
Total foreign government and agency bonds and notes
(cost $439,293)		$415,873

	Principal
SENIOR LOANS (0.3%)*c	amount	Value

AMC Entertainment Holdings, Inc. bank term
loan FRN Ser. B, (CME Term SOFR 1 Month
+ 3.00%), 8.23%, 4/22/26	$9,707	$8,087
American Airlines, Inc. bank term loan FRN (CME
Term SOFR 3 Month + 4.75%), 10.427%, 4/20/28	19,500	20,006
AppleCaramel Buyer, LLC bank term loan
FRN (CME Term SOFR 1 Month + 3.75%),
9.106%, 10/19/27	9,702	9,718
Ascend Learning, LLC bank term loan FRN (CME
Term SOFR 1 Month + 5.75%), 10.98%, 11/18/29	5,000	4,273
Asurion, LLC bank term loan FRN Ser. B9, (CME
Term SOFR 1 Month + 3.25%), 8.579%, 7/31/27	4,875	4,832
Clear Channel Outdoor Holdings, Inc. bank
term loan FRN Ser. B, (CME Term SOFR 3 Month
+ 3.50%), 8.81%, 8/21/26	9,897	9,782
Cloud Software Group, Inc. bank term loan
FRN Ser. B, (CME Term SOFR 1 Month + 4.50%),
9.99%, 3/30/29	4,963	4,838
CP Atlas Buyer, Inc. bank term loan FRN
Ser. B1, (CME Term SOFR 1 Month + 3.75%),
8.952%, 11/23/27	10,595	10,402
CQP Holdco LP bank term loan FRN Ser. B, (CME
Term SOFR 1 Month + 3.00%), 8.36%, 12/31/30	13,298	13,315
Crocs, Inc. bank term loan FRN Ser. B, (CME Term
SOFR 1 Month + 3.00%), 8.498%, 2/19/29	2,929	2,936
DIRECTV Financing, LLC bank term loan
FRN (CME Term SOFR 3 Month + 5.00%),
10.65%, 7/22/27	7,273	7,265
Genesys Cloud Services Holdings, LLC bank
term loan FRN (CME Term SOFR 3 Month
+ 4.00%), 9.47%, 12/1/27	9,725	9,756
iHeartCommunications, Inc. bank term loan FRN
(CME Term SOFR 3 Month + 3.25%), 8.72%, 5/1/26	8,916	7,595
IRB Holding Corp. bank term loan FRN (CME
Term SOFR 3 Month Plus CSA + 3.00%),
8.456%, 12/15/27	9,825	9,832
Klockner-Pentaplast of America, Inc. bank term
loan FRN (CME Term SOFR 6 Month + 4.73%),
10.476%, 2/4/26	9,763	9,159
Madison IAQ, LLC bank term loan FRN (CME Term
SOFR 1 Month + 3.25%), 8.334%, 6/15/28	4,936	4,914
Mattress Firm, Inc. bank term loan FRN
Ser. B, (CME Term SOFR 3 Month + 4.25%),
9.86%, 9/21/28	9,895	9,794
Michaels Cos., Inc. (The) bank term loan
FRN (CME Term SOFR 3 Month + 4.25%),
9.86%, 4/15/28	9,911	8,196

Putnam VT Global Asset Allocation Fund 23

	Principal
SENIOR LOANS (0.3%)*c cont.	amount	Value

Neptune Bidco US, Inc. bank term loan FRN
Class C, (CME Term SOFR 1 Month + 5.00%),
10.507%, 4/11/29	$4,975	$4,533
Nouryon USA, LLC bank term loan FRN
Ser. B, (CME Term SOFR 1 Month + 4.00%),
9.467%, 4/3/28	12,633	12,669
Nouryon USA, LLC bank term loan FRN
Ser. B, (CME Term SOFR 1 Month + 4.00%),
9.441%, 4/3/28	4,975	4,986
One Call Corp. bank term loan FRN (CME Term
SOFR 3 Month + 5.50%), 10.81%, 4/22/27	4,838	4,161
PECF USS Intermediate Holding III Corp. bank
term loan FRN Ser. B, (CME Term SOFR 1 Month
+ 4.25%), 9.427%, 12/17/28	19,538	15,112
PetSmart, LLC bank term loan FRN Ser. B, (CME
Term SOFR 1 Month + 3.75%), 9.206%, 1/29/28	13,758	13,586
Proofpoint, Inc. bank term loan FRN Ser. B, (CME
Term SOFR 3 Month + 6.25%), 11.56%, 8/31/29	10,000	10,075
Robertshaw US Holding Corp. bank term
loan FRN (CME Term SOFR 1 Month + 8.00%),
13.448%, 2/28/27	5,000	600
TK Elevator US Newco, Inc. bank term loan
FRN (CME Term SOFR 3 Month + 3.50%),
8.871%, 7/31/27	4,876	4,883
UKG, Inc. bank term loan FRN (CME Term SOFR
3 Month + 5.25%), 10.56%, 5/3/27	5,000	5,001
United Airlines, Inc. bank term loan FRN
Ser. B, (CME Term SOFR 3 Month + 3.75%),
9.22%, 4/21/28	7,740	7,757
Vertiv Group Corp. bank term loan FRN
Ser. B1, (CME Term SOFR 1 Month + 2.50%),
7.974%, 3/2/27	14,223	14,264
VM Consolidated, Inc. bank term loan FRN (CME
Term SOFR 1 Month + 3.25%), 8.72%, 3/19/28	12,920	12,966
Total senior loans (cost $275,678)		$265,293

PURCHASED OPTIONS
OUTSTANDING (0.2%)*	Expiration date/	Notional	Contract
Counterparty	strike	amount	amount	Value

Citibank, N.A.
S&P 500 Index (Put)	Dec-24/$4500.00	$3,133,778	$657	$100,570
S&P 500 Index (Put)	Jun-24/4500.00	3,133,778	657	50,410
Total purchased options outstanding (cost $267,465)				$150,980

	Principal
ASSET-BACKED SECURITIES (0.1%)*	amount	Value

NewRez Warehouse Securitization Trust 144A
FRB Ser. 21-1, Class A, (CME Term SOFR 1 Month
+ 0.86%), 6.22%, 5/7/24	$39,867	$39,792
Station Place Securitization Trust 144A FRB
Ser. 23-2, Class A1, (CME Term SOFR 1 Month
+ 0.95%), 6.306%, 6/29/24	35,000	34,988
Towd Point Asset Trust 144A FRB Ser. 18-SL1,
Class A, (CME Term SOFR 1 Month + 0.71%),
6.07%, 1/25/46	3,294	3,286
Total asset-backed securities (cost $78,040)		$78,066

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value

Nabors Industries, Inc. 144A company guaranty
cv. sr. unsec. unsub. notes 1.75%, 6/15/29	$5,000	$3,610
Realogy Group, LLC/Realogy Co-Issuer
Corp. company guaranty cv. sr. unsec. notes
0.25%, 6/15/26	11,000	8,622
Total convertible bonds and notes (cost $13,629)		$12,232

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

Apollo Global Management, Inc. $3.38 cv. pfd.	196	$11,015
Total convertible preferred stocks (cost $9,800)		$11,015

		Principal
		amount/
SHORT-TERM INVESTMENTS (9.1%)*		shares	Value

Putnam Short Term Investment Fund
Class P 5.53% L	Shares	7,887,915	$7,887,915
State Street Institutional U.S. Government
Money Market Fund, Premier Class 5.32% P Shares		170,000	170,000
U.S. Treasury Bills 5.454%, 1/23/24 #		$900,000	897,235
U.S. Treasury Bills 5.394%, 2/22/24 #		200,000	198,513
Total short-term investments (cost $9,153,485)			$9,153,663

Total investments (cost $81,859,287)			$105,666,446

Key to holding’s abbreviations

CME	Chicago Mercantile Exchange
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2023 through December 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $100,235,118.

† This security is non-income-producing.

‡‡  Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $1,071,139 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

24 Putnam VT Global Asset Allocation Fund

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/23 (aggregate face value $1,794,404)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Canadian Dollar	Buy	1/17/24	$12,833	$12,385	$448
Citibank, N.A.
	Australian Dollar	Buy	1/17/24	199,482	187,317	12,165
	Danish Krone	Sell	3/20/24	68,419	66,881	(1,538)
Goldman Sachs International
	Euro	Sell	3/20/24	255,132	249,889	(5,243)
	Israeli Shekel	Sell	1/17/24	255,183	240,453	(14,730)
HSBC Bank USA, National Association
	Hong Kong Dollar	Buy	2/21/24	47,617	47,553	64
JPMorgan Chase Bank N.A.
	Japanese Yen	Buy	2/21/24	109,240	103,614	5,626
	Norwegian Krone	Sell	3/20/24	200,717	188,872	(11,845)
Morgan Stanley & Co. International PLC
	British Pound	Buy	3/20/24	91,555	90,540	1,015
	Canadian Dollar	Buy	1/17/24	75	73	2
	Euro	Sell	3/20/24	190,685	186,747	(3,938)
	Swedish Krona	Buy	3/20/24	191,037	184,004	7,033
	Swiss Franc	Buy	3/20/24	93,111	89,931	3,180
NatWest Markets PLC
	Australian Dollar	Sell	1/17/24	105,194	97,728	(7,466)
State Street Bank and Trust Co.
	Singapore Dollar	Buy	2/21/24	28,630	27,803	827
WestPac Banking Corp.
	Canadian Dollar	Buy	1/17/24	21,362	20,614	748
Unrealized appreciation						31,108
Unrealized (depreciation)						(44,760)
Total						$(13,652)

* The exchange currency for all contracts listed is the United States Dollar.

					Unrealized
	Number of	Notional		Expiration	appreciation/
FUTURES CONTRACTS OUTSTANDING at 12/31/23	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	31	$3,141,965	$3,173,935	Mar-24	$223,867
S&P 500 Index E-Mini (Long)	1	238,492	241,000	Mar-24	35
S&P 500 Index E-Mini (Short)	55	13,117,033	13,255,000	Mar-24	(440,168)
S&P Mid Cap 400 Index E-Mini (Long)	1	278,154	280,950	Mar-24	11
U.S. Treasury Bond 30 yr (Long)	12	1,499,250	1,499,250	Mar-24	105,911
U.S. Treasury Bond Ultra 30 yr (Long)	15	2,003,906	2,003,906	Mar-24	179,763
U.S. Treasury Note 2 yr (Long)	22	4,530,109	4,530,109	Mar-24	42,044
U.S. Treasury Note 5 yr (Long)	38	4,133,391	4,133,391	Mar-24	94,915
U.S. Treasury Note 10 yr (Long)	20	2,257,813	2,257,813	Mar-24	74,127
Unrealized appreciation					720,673
Unrealized (depreciation)					(440,168)
Total					$280,505

Putnam VT Global Asset Allocation Fund 25

WRITTEN OPTIONS OUTSTANDING at 12/31/23 (premiums $48,125)	Expiration	Notional	Contract
Counterparty	date/strike	amount	amount	Value
Citibank, N.A.
S&P 500 Index (Put)	Dec-24/$3500.00	$3,133,778	$657	$26,066
Total				$26,066

TBA SALE COMMITMENTS OUTSTANDING at 12/31/23	Principal	Settlement
(proceeds receivable $1,019,297)	amount	date	Value
Uniform Mortgage-Backed Securities, 6.50%, 1/1/54	$1,000,000	1/16/24	$1,024,531
Total			$1,024,531

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/23
		Upfront				Unrealized
		premium	Termination	Payments	Payments	appreciation/
Notional amount	Value	received (paid)	date	made by fund	received by fund	(depreciation)
$3,942,000	$43,244 E	$(32,241)	3/20/26	US SOFR — Annually	4.40% — Annually	$11,002
2,894,000	31,747 E	23,657	3/20/26	4.40% — Annually	US SOFR — Annually	(8,089)
1,170,000	35,697 E	30,450	3/20/29	4.10% — Annually	US SOFR — Annually	(5,247)
1,375,000	44,083 E	(38,953)	3/20/34	US SOFR — Annually	3.80% — Annually	5,130
1,346,000	43,153 E	38,111	3/20/34	3.80% — Annually	US SOFR — Annually	(5,042)
380,000	15,595 E	(15,052)	3/20/54	US SOFR — Annually	3.50% — Annually	543
32,000	1,313 E	1,266	3/20/54	3.50% — Annually	US SOFR — Annually	(47)
Total		$7,238				$(1,750)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/23
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$2,986,285	$3,051,494	$—	12/16/24	(US SOFR plus 0.40%) —	A basket (BCPUDEAL) of	$60,476
				Monthly	common stocks — Monthly*
2,986,004	3,063,165	—	12/16/24	US SOFR plus 0.25% —	A basket (BCPUDEAS) of	(70,494)
				Monthly	common stocks — Monthly*
Goldman Sachs International
4,011,673	4,075,216	—	12/15/25	(US SOFR plus 0.40%) —	A basket (GSGLPWDL) of	58,531
				Monthly	common stocks — Monthly*
3,732,334	3,792,928	—	12/15/25	US SOFR minus 0.25% —	A basket (GSGLPWDS) of	(56,933)
				Monthly	common stocks — Monthly*
Upfront premium received		—		Unrealized appreciation		119,007
Upfront premium (paid)		—		Unrealized (depreciation)		(127,427)
Total		$—		Total		$(8,420)

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (BCPUDEAL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Toll Brothers, Inc.	Consumer cyclicals	387	$39,750	1.30%
Expedia Group, Inc.	Consumer cyclicals	255	38,766	1.27%
Booking Holdings, Inc.	Consumer cyclicals	11	38,369	1.26%
Smartsheet, Inc. Class A	Technology	780	37,276	1.22%
MGIC Investment Corp.	Financials	1,930	37,239	1.22%
Uber Technologies, Inc.	Consumer staples	602	37,059	1.21%
Pinterest, Inc. Class A	Technology	993	36,768	1.20%
NRG Energy, Inc.	Utilities and power	701	36,259	1.19%
Gartner, Inc.	Consumer cyclicals	80	36,111	1.18%
Vornado Realty Trust	Financials	1,277	36,075	1.18%
Applied Materials, Inc.	Technology	222	35,947	1.18%
Valero Energy Corp.	Energy	272	35,355	1.16%
Cadence Design Systems, Inc.	Technology	130	35,310	1.16%
Vertiv Holdings Co.	Capital goods	732	35,171	1.15%
Targa Resources Corp.	Energy	399	34,698	1.14%
American International Group, Inc.	Financials	506	34,277	1.12%

26 Putnam VT Global Asset Allocation Fund

A BASKET (BCPUDEAL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Textron, Inc.	Capital goods	425	$34,202	1.12%
Allison Transmission Holdings, Inc.	Capital goods	585	34,027	1.12%
Procore Technologies, Inc.	Technology	491	33,981	1.11%
MGM Resorts International	Consumer cyclicals	759	33,892	1.11%
O’Reilly Automotive, Inc.	Consumer cyclicals	35	33,624	1.10%
Manhattan Associates, Inc.	Technology	156	33,519	1.10%
Synopsys, Inc.	Technology	65	33,515	1.10%
Constellation Energy Corp.	Utilities and power	282	33,017	1.08%
Marathon Oil Corp.	Energy	1,356	32,764	1.07%
General Motors Co.	Consumer cyclicals	904	32,488	1.06%
Pure Storage, Inc. Class A	Technology	903	32,218	1.06%
NVR, Inc.	Consumer cyclicals	5	31,882	1.04%
Freeport-McMoRan, Inc. (Indonesia)	Basic materials	730	31,066	1.02%
Live Nation Entertainment, Inc.	Consumer cyclicals	329	30,769	1.01%
Wintrust Financial Corp.	Financials	330	30,637	1.00%
East West Bancorp, Inc.	Financials	424	30,479	1.00%
Unum Group	Financials	671	30,347	0.99%
Autonation, Inc.	Consumer cyclicals	199	29,900	0.98%
ON Semiconductor Corp.	Technology	357	29,853	0.98%
Coinbase Global, Inc. Class A	Financials	171	29,758	0.98%
Jacobs Solutions, Inc.	Capital goods	227	29,521	0.97%
Roku, Inc.	Technology	318	29,155	0.96%
Apartment Income REIT Corp.	Financials	827	28,726	0.94%
Johnson Controls International PLC	Capital goods	497	28,632	0.94%
Ulta Beauty, Inc.	Consumer staples	58	28,313	0.93%
Equitable Holdings, Inc.	Financials	849	28,261	0.93%
Molina Healthcare, Inc.	Health care	76	27,494	0.90%
Curtiss-Wright Corp.	Capital goods	119	26,592	0.87%
J. M. Smucker Co. (The)	Consumer staples	206	26,001	0.85%
Regeneron Pharmaceuticals, Inc.	Health care	29	25,778	0.84%
Hologic, Inc.	Health care	355	25,382	0.83%
Genuine Parts Co.	Consumer cyclicals	183	25,310	0.83%
Paycom Software, Inc.	Technology	122	25,276	0.83%
Boyd Gaming Corp.	Consumer cyclicals	382	23,903	0.78%

A BASKET (BCPUDEAS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Royal Caribbean Cruises, Ltd.	Consumer cyclicals	310	$40,092	1.31%
D.R. Horton, Inc.	Consumer cyclicals	257	39,114	1.28%
Tesla, Inc.	Consumer cyclicals	154	38,238	1.25%
Equifax, Inc.	Consumer cyclicals	154	38,124	1.24%
NortonLifeLock, Inc.	Technology	1,656	37,797	1.23%
IBM Corp.	Technology	226	36,950	1.21%
Lithia Motors, Inc.	Consumer cyclicals	110	36,353	1.19%
Jack Henry & Associates, Inc.	Technology	222	36,243	1.18%
Take-Two Interactive Software, Inc.	Technology	224	36,048	1.18%
Floor & Decor Holdings, Inc. Class A	Consumer cyclicals	318	35,493	1.16%
Ross Stores, Inc.	Consumer cyclicals	255	35,264	1.15%
New Fortress Energy, Inc.	Energy	923	34,821	1.14%
Stanley Black & Decker, Inc.	Consumer cyclicals	352	34,508	1.13%
Berkshire Hathaway, Inc. Class B	Financials	97	34,456	1.12%
RPM International, Inc.	Basic materials	308	34,368	1.12%
DT Midstream, Inc.	Energy	613	33,586	1.10%
BWX Technologies, Inc.	Capital goods	437	33,560	1.10%
Carnival Corp.	Consumer cyclicals	1,805	33,465	1.09%

Putnam VT Global Asset Allocation Fund 27

A BASKET (BCPUDEAS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Thor Industries, Inc.	Consumer cyclicals	281	$33,221	1.08%
Five Below, Inc.	Consumer cyclicals	155	33,081	1.08%
DoubleVerify Holdings, Inc.	Technology	895	32,906	1.07%
Tyler Technologies, Inc.	Technology	76	31,782	1.04%
TD SYNNEX Corp.	Technology	295	31,736	1.04%
Watsco, Inc.	Consumer staples	73	31,331	1.02%
Norwegian Cruise Line Holdings, Ltd.	Consumer cyclicals	1,530	30,664	1.00%
Welltower, Inc.	Financials	337	30,411	0.99%
Domino’s Pizza, Inc.	Consumer staples	73	30,246	0.99%
Bunge Global SA	Basic materials	297	30,013	0.98%
Digital Realty Trust, Inc.	Financials	220	29,569	0.97%
Texas Instruments, Inc.	Technology	172	29,324	0.96%
Universal Health Services, Inc. Class B	Health care	192	29,293	0.96%
Amdocs, Ltd.	Technology	330	29,025	0.95%
New York Community Bancorp, Inc.	Financials	2,807	28,719	0.94%
PTC, Inc.	Technology	164	28,669	0.94%
Healthcare Realty Trust, Inc.	Financials	1,638	28,222	0.92%
Ciena Corp.	Technology	617	27,754	0.91%
Exact Sciences Corp.	Health care	367	27,154	0.89%
Kinsale Capital Group, Inc.	Financials	81	27,060	0.88%
T Rowe Price Group, Inc.	Financials	250	26,899	0.88%
Generac Holdings, Inc.	Capital goods	208	26,874	0.88%
Cabot Oil & Gas Corp.	Energy	1,051	26,827	0.88%
BioMarin Pharmaceutical, Inc.	Health care	276	26,594	0.87%
Cooper Cos., Inc. (The)	Health care	70	26,580	0.87%
Boeing Co. (The)	Capital goods	98	25,441	0.83%
Wynn Resorts, Ltd.	Consumer cyclicals	275	25,053	0.82%
Unity Software, Inc.	Technology	606	24,799	0.81%
CarMax, Inc.	Consumer cyclicals	312	23,936	0.78%
ZoomInfo Technologies, Inc. Class A	Technology	1,286	23,782	0.78%
agilon health, Inc.	Health care	1,876	23,540	0.77%
Zoom Video Communications, Inc. Class A	Technology	323	23,245	0.76%

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
ArcelorMittal SA (France)	Basic materials	822	$23,327	0.57%
Weyerhaeuser Co.	Basic materials	668	23,243	0.57%
Meta Platforms, Inc. Class A	Technology	65	23,152	0.57%
SS&C Technologies Holdings, Inc.	Technology	371	22,645	0.56%
TOPPAN Holdings, Inc. (Japan)	Consumer cyclicals	810	22,612	0.55%
3M Co.	Conglomerates	205	22,457	0.55%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	800	22,295	0.55%
Holcim AG (Switzerland)	Basic materials	282	22,159	0.54%
Rio Tinto, Ltd. (Australia)	Basic materials	239	22,153	0.54%
RWE AG (Germany)	Utilities and power	482	21,933	0.54%
Iberdrola SA (Spain)	Utilities and power	1,664	21,820	0.54%
Central Japan Railway Co. (Japan)	Transportation	846	21,503	0.53%
Amadeus IT Holding SA (Spain)	Consumer cyclicals	299	21,448	0.53%
E.ON SE (Germany)	Utilities and power	1,592	21,369	0.52%
Exor NV (Netherlands)	Financials	213	21,285	0.52%
ConocoPhillips	Energy	183	21,226	0.52%
ENGIE SA (France)	Utilities and power	1,205	21,193	0.52%
Wolters Kluwer NV (Netherlands)	Consumer cyclicals	149	21,145	0.52%
Sandvik AB (Sweden)	Capital goods	975	21,105	0.52%
PepsiCo, Inc.	Consumer staples	124	21,039	0.52%

28 Putnam VT Global Asset Allocation Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Automatic Data Processing, Inc.	Consumer cyclicals	90	$21,020	0.52%
SSE PLC (United Kingdom)	Utilities and power	888	21,001	0.52%
Consolidated Edison, Inc.	Utilities and power	229	20,860	0.51%
Electronic Arts, Inc.	Technology	152	20,798	0.51%
Smiths Group PLC (United Kingdom)	Capital goods	925	20,789	0.51%
Sekisui Chemical Co., Ltd. (Japan)	Financials	1,430	20,623	0.51%
Leidos Holdings, Inc.	Technology	190	20,562	0.50%
Globe Life, Inc.	Financials	169	20,520	0.50%
Deutsche Telekom AG (Germany)	Communication services	854	20,512	0.50%
Endesa SA (Spain)	Utilities and power	992	20,235	0.50%
Siemens AG (Germany)	Conglomerates	106	19,984	0.49%
TE Connectivity, Ltd.	Technology	141	19,848	0.49%
Alphabet, Inc. Class A	Technology	142	19,819	0.49%
Norsk Hydro ASA (Norway)	Energy	2,934	19,761	0.48%
Verisk Analytics, Inc.	Consumer cyclicals	83	19,707	0.48%
NetApp, Inc.	Technology	221	19,516	0.48%
Oversea-Chinese Banking Corp., Ltd. (Singapore)	Financials	1,970	19,419	0.48%
MSCI, Inc.	Technology	34	19,354	0.47%
Garmin, Ltd.	Technology	150	19,338	0.47%
Tokyo Gas Co., Ltd. (Japan)	Utilities and power	842	19,337	0.47%
FactSet Research Systems, Inc.	Consumer cyclicals	40	19,221	0.47%
Kirin Holdings Co., Ltd. (Japan)	Consumer staples	1,272	18,642	0.46%
Veralto Corp.	Capital goods	226	18,607	0.46%
Keysight Technologies, Inc.	Technology	117	18,589	0.46%
Repsol SA (Spain)	Energy	1,247	18,533	0.45%
Colgate-Palmolive Co.	Consumer staples	232	18,472	0.45%
Hershey Co. (The)	Consumer staples	98	18,329	0.45%
Arkema SA (France)	Basic materials	161	18,291	0.45%
Mondi PLC (Austria)	Basic materials	929	18,217	0.45%
Lockheed Martin Corp.	Capital goods	40	18,145	0.45%

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Straumann Holding AG (Switzerland)	Health care	138	$22,182	0.58%
Entegris, Inc.	Technology	182	21,845	0.58%
Commonwealth Bank of Australia (Australia)	Financials	280	21,334	0.56%
Heineken NV (Netherlands)	Consumer staples	210	21,330	0.56%
Equifax, Inc.	Consumer cyclicals	86	21,307	0.56%
Westlake Corp.	Basic materials	149	20,797	0.55%
Aeon Co., Ltd. (Japan)	Consumer cyclicals	926	20,684	0.55%
Honeywell International, Inc.	Capital goods	98	20,604	0.54%
Southwest Airlines Co.	Transportation	711	20,542	0.54%
Ingersoll Rand, Inc.	Capital goods	266	20,541	0.54%
Keppel Corp., Ltd. (Singapore)	Capital goods	3,818	20,455	0.54%
Magna International, Inc. (Canada)	Consumer cyclicals	346	20,424	0.54%
T-Mobile US, Inc.	Communication services	126	20,279	0.53%
Ferrovial SE (Netherlands)	Basic materials	552	20,140	0.53%
Realty Income Corp.	Financials	347	19,920	0.53%
Visa, Inc. Class A	Financials	76	19,805	0.52%
Duke Energy Corp.	Utilities and power	202	19,629	0.52%
Diamondback Energy, Inc.	Energy	126	19,585	0.52%
Cellnex Telecom, SA 144A (Spain)	Communication services	497	19,567	0.52%
RELX PLC (United Kingdom)	Consumer cyclicals	491	19,453	0.51%
CMS Energy Corp.	Utilities and power	334	19,411	0.51%
Pernod Ricard SA (France)	Consumer staples	109	19,188	0.51%

Putnam VT Global Asset Allocation Fund 29

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Wilmar International, Ltd. (Singapore)	Basic materials	7,063	$19,105	0.50%
Waste Connections, Inc.	Capital goods	127	18,953	0.50%
Toyota Motor Corp. (Japan)	Consumer cyclicals	1,027	18,861	0.50%
WEC Energy Group, Inc.	Utilities and power	223	18,804	0.50%
REA Group, Ltd. (Australia)	Technology	150	18,499	0.49%
Orange SA (France)	Communication services	1,594	18,135	0.48%
Antofagasta PLC (Chile)	Basic materials	844	18,076	0.48%
Davide Campari-Milano NV (Italy)	Consumer staples	1,590	17,926	0.47%
Imperial Brands PLC (United Kingdom)	Consumer staples	775	17,854	0.47%
CenterPoint Energy, Inc.	Utilities and power	620	17,713	0.47%
Waste Management, Inc.	Capital goods	99	17,702	0.47%
Kering SA (France)	Consumer cyclicals	40	17,455	0.46%
Oriental Land Co., Ltd. (Japan)	Consumer cyclicals	464	17,294	0.46%
Williams Cos., Inc. (The)	Energy	487	16,962	0.45%
Edison International	Utilities and power	237	16,957	0.45%
Kyocera Corp. (Japan)	Technology	1,161	16,946	0.45%
FirstEnergy Corp.	Utilities and power	461	16,889	0.45%
Henkel AG & Co. KGaA Vorzug (Preference) (Germany)	Consumer staples	209	16,819	0.44%
Sempra	Utilities and power	223	16,648	0.44%
SIG Combibloc Group AG (Switzerland)	Basic materials	712	16,390	0.43%
Masco Corp.	Consumer cyclicals	244	16,357	0.43%
Air Liquide SA (France)	Basic materials	83	16,083	0.42%
Hermes International (France)	Consumer cyclicals	7	15,736	0.41%
Volkswagen AG (Preference) (Germany)	Consumer cyclicals	126	15,500	0.41%
Orica, Ltd. (Australia)	Basic materials	1,427	15,499	0.41%
Allianz SE (Germany)	Financials	57	15,350	0.40%
PG&E Corp.	Utilities and power	851	15,338	0.40%
Ashtead Group PLC (United Kingdom)	Consumer staples	220	15,328	0.40%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/23
		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6 Index	BB/P	$273	$1,856	$241	5/11/63	300 bp — Monthly	$33
CMBX NA BBB–.6 Index	BB/P	482	3,712	483	5/11/63	300 bp — Monthly	1
CMBX NA BBB–.6 Index	BB/P	926	6,960	905	5/11/63	300 bp — Monthly	25
CMBX NA BBB–.6 Index	BB/P	912	7,424	966	5/11/63	300 bp — Monthly	(49)
Citigroup Global Markets, Inc.
CMBX NA BB.11 Index	B+/P	803	2,000	723	11/18/54	500 bp — Monthly	83
CMBX NA BB.14 Index	BB–/P	110	1,000	370	12/16/72	500 bp — Monthly	(259)
CMBX NA BB.6 Index	B+/P	2,434	8,338	2,449	5/11/63	500 bp — Monthly	(6)
CMBX NA BB.7 Index	B-/P	5,345	14,626	5,211	1/17/47	500 bp — Monthly	151
CMBX NA BB.9 Index	B/P	421	1,000	382	9/17/58	500 bp — Monthly	40
CMBX NA BBB–.10 Index	BB/P	3,907	13,000	3,117	11/17/59	300 bp — Monthly	798
CMBX NA BBB–.11 Index	BBB–/P	210	1,000	166	11/18/54	300 bp — Monthly	45
Credit Suisse International
CMBX NA A.7 Index	A-/P	37	454	54	1/17/47	200 bp — Monthly	(17)
CMBX NA A.7 Index	A-/P	291	3,175	378	1/17/47	200 bp — Monthly	(85)
CMBX NA BB.7 Index	B-/P	401	2,438	869	1/17/47	500 bp — Monthly	(465)
CMBX NA BBB–.7 Index	BB/P	237	1,783	339	1/17/47	300 bp — Monthly	(100)
CMBX NA BBB–.7 Index	BB/P	1,379	12,478	2,371	1/17/47	300 bp — Monthly	(982)
Goldman Sachs International
CMBX NA A.13 Index	A-/P	(5)	1,000	96	12/16/72	200 bp — Monthly	(101)
CMBX NA BBB–.7 Index	BB/P	1,463	7,130	1,355	1/17/47	300 bp — Monthly	112

30 Putnam VT Global Asset Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/23 cont.
		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA BB.6 Index	B+/P	$3,089	$3,573	$1,050	5/11/63	500 bp — Monthly	$2,043
CMBX NA BBB–.13 Index	BBB–/P	132	1,000	241	12/16/72	300 bp — Monthly	(109)
CMBX NA BBB–.8 Index	BB–/P	156	1,000	150	10/17/57	300 bp — Monthly	6
Morgan Stanley & Co. International PLC
CMBX NA BB.6 Index	B+/P	1,602	5,360	1,574	5/11/63	500 bp — Monthly	33
Upfront premium received		24,610	Unrealized appreciation				3,370
Upfront premium (paid)		(5)	Unrealized (depreciation)				(2,173)
Total		$24,605	Total				$1,197

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2023. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/23
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.10 Index	$(8,353)	$18,000	$7,688	11/17/59	(500 bp) — Monthly	$(683)
CMBX NA BBB–.6 Index	(700)	5,104	664	5/11/63	(300 bp) — Monthly	(40)
CMBX NA BBB–.6 Index	(2,545)	3,712	483	5/11/63	(300 bp) — Monthly	(2,064)
CMBX NA BBB–.6 Index	(556)	928	121	5/11/63	(300 bp) — Monthly	(435)
Credit Suisse International
CMBX NA BB.10 Index	(534)	4,000	1,708	11/17/59	(500 bp) — Monthly	1,171
CMBX NA BB.10 Index	(476)	4,000	1,708	11/17/59	(500 bp) — Monthly	1,229
CMBX NA BB.10 Index	(249)	2,000	854	11/17/59	(500 bp) — Monthly	604
CMBX NA BB.7 Index	(512)	17,271	5,073	5/11/63	(500 bp) — Monthly	4,544
CMBX NA BB.7 Index	(1,291)	5,688	2,027	1/17/47	(500 bp) — Monthly	729
CMBX NA BB.7 Index	(1,151)	5,688	2,027	1/17/47	(500 bp) — Monthly	869
Goldman Sachs International
CMBX NA BB.7 Index	(2,571)	7,313	2,606	1/17/47	(500 bp) — Monthly	27
CMBX NA BBB–.12 Index	(527)	2,000	468	8/17/61	(300 bp) — Monthly	(60)
JPMorgan Securities LLC
CMBX NA A.7 Index	(169)	3,629	431	1/17/47	(200 bp) — Monthly	261
CMBX NA BBB–.11 Index	(110)	1,000	166	11/18/54	(300 bp) — Monthly	55
CMBX NA BBB–.6 Index	(4,906)	10,208	1,328	5/11/63	(300 bp) — Monthly	(3,584)
CMBX NA BBB–.7 Index	(6,573)	16,637	3,161	1/17/47	(300 bp) — Monthly	(3,425)
Merrill Lynch International
CMBX NA BB.10 Index	(228)	4,000	1,708	11/17/59	(500 bp) — Monthly	1,477
CMBX NA BB.11 Index	(494)	1,000	361	11/18/54	(500 bp) — Monthly	(134)
CMBX NA BBB–.7 Index	(328)	2,377	452	1/17/47	(300 bp) — Monthly	122
CMBX NA BBB–.9 Index	(185)	1,000	175	9/17/58	(300 bp) — Monthly	(11)

Putnam VT Global Asset Allocation Fund 31

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/23 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BB.10 Index	$(1,424)	$3,000	$1,281	11/17/59	(500 bp) — Monthly	$(145)
CMBX NA BB.7 Index	(302)	813	290	1/17/47	(500 bp) — Monthly	(14)
CMBX NA BB.9 Index	(424)	1,000	382	9/17/58	(500 bp) — Monthly	(43)
CMBX NA BBB–.10 Index	(7,760)	24,000	5,755	11/17/59	(300 bp) — Monthly	(2,022)
CMBX NA BBB–.12 Index	(6,998)	22,000	5,152	8/17/61	(300 bp) — Monthly	(1,858)
CMBX NA BBB–.13 Index	(318)	1,000	241	12/16/72	(300 bp) — Monthly	(77)
CMBX NA BBB–.7 Index	(527)	2,377	452	1/17/47	(300 bp) — Monthly	(78)
CMBX NA BBB–.8 Index	(206)	1,000	150	10/17/57	(300 bp) — Monthly	(56)
Upfront premium received	—		Unrealized appreciation			11,088
Upfront premium (paid)	(50,417)		Unrealized (depreciation)			(14,729)
Total	$(50,417)		Total			$(3,641)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/23
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
CDX NA HY Series 41 Index	B+/P	$(739)	$1,049,400	$61,390	12/20/28	500 bp —	$63,335
						Quarterly
CDX NA IG Series 41 Index	BBB+/P	(47,743)	3,550,000	69,190	12/20/28	100 bp —	22,629
						Quarterly
Total		$(48,482)					$85,964

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2023. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

32 Putnam VT Global Asset Allocation Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$1,691,073	$1,013,351	$—
Capital goods	1,980,580	718,811	—
Communication services	692,376	248,780	—
Conglomerates	973,843	390,342	—
Consumer cyclicals	9,910,308	1,408,352	—
Consumer staples	3,307,832	1,265,324	—
Energy	2,457,249	335,804	—
Financials	8,049,403	1,952,787	—
Health care	7,740,344	1,242,189	—
Technology	20,499,433	951,974	—
Transportation	769,875	204,867	—
Utilities and power	1,501,177	468,450	—
Total common stocks	59,573,493	10,201,031	—
Asset-backed securities	—	78,066	—
Convertible bonds and notes	—	12,232	—
Convertible preferred stocks	—	11,015	—
Corporate bonds and notes	—	12,656,741	—
Foreign government and agency bonds and notes	—	415,873	—
Mortgage-backed securities	—	2,448,374	—
Purchased options outstanding	—	150,980	—
Senior loans	—	265,293	—
U.S. government and agency mortgage obligations	—	10,699,685	—
Short-term investments	170,000	8,983,663	—
Totals by level	$59,743,493	$45,922,953	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(13,652)	$—
Futures contracts	280,505	—	—
Written options outstanding	—	(26,066)	—
TBA sale commitments	—	(1,024,531)	—
Interest rate swap contracts	—	(8,988)	—
Total return swap contracts	—	(8,420)	—
Credit default contracts	—	157,814	—
Totals by level	$280,505	$(923,843)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund 33

Statement of assets and liabilities
12/31/23

Assets
Investment in securities, at value, (Notes 1 and 9):
Unaffiliated issuers (identified cost $73,971,372)	$97,778,531
Affiliated issuers (identified cost $7,887,915) (Note 5)	7,887,915
Cash	1,873
Foreign currency (cost $3,701) (Note 1)	3,449
Dividends, interest and other receivables	381,721
Foreign tax reclaim	41,283
Receivable for shares of the fund sold	23,720
Receivable for investments sold	771,733
Receivable for sales of TBA securities (Note 1)	1,022,005
Receivable for variation margin on futures contracts (Note 1)	39,720
Receivable for variation margin on centrally cleared swap contracts (Note 1)	617
Unrealized appreciation on forward currency contracts (Note 1)	31,108
Unrealized appreciation on OTC swap contracts (Note 1)	133,465
Premium paid on OTC swap contracts (Note 1)	50,422
Deposits with broker (Note 1)	185,785
Receivable from broker (Note 1)	52
Total assets	108,353,399

Liabilities
Payable for investments purchased	16,914
Payable for purchases of TBA securities (Note 1)	6,078,484
Payable for shares of the fund repurchased	205,308
Payable for compensation of Manager (Note 2)	48,730
Payable for custodian fees (Note 2)	24,045
Payable for investor servicing fees (Note 2)	11,349
Payable for Trustee compensation and expenses (Note 2)	82,034
Payable for administrative services (Note 2)	1,399
Payable for distribution fees (Note 2)	6,673
Payable for variation margin on futures contracts (Note 1)	59,199
Payable for variation margin on centrally cleared swap contracts (Note 1)	4,154
Unrealized depreciation on OTC swap contracts (Note 1)	144,329
Premium received on OTC swap contracts (Note 1)	24,610
Unrealized depreciation on forward currency contracts (Note 1)	44,760
Written options outstanding, at value (premiums $48,125) (Note 1)	26,066
TBA sale commitments, at value (proceeds receivable $1,019,297) (Note 1)	1,024,531
Collateral on certain derivative contracts, at value (Notes 1 and 9)	170,000
Other accrued expenses	145,696
Total liabilities	8,118,281

Net assets	$100,235,118

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$75,592,366
Total distributable earnings (Note 1)	24,642,752
Total — Representing net assets applicable to capital shares outstanding	$100,235,118

Computation of net asset value Class IA
Net assets	$68,402,697
Number of shares outstanding	3,895,487
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$17.56

Computation of net asset value Class IB
Net assets	$31,832,421
Number of shares outstanding	1,782,083
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$17.86

The accompanying notes are an integral part of these financial statements.

34 Putnam VT Global Asset Allocation Fund

Statement of operations
Year ended 12/31/23

Investment income
Interest (net of foreign tax of $46) (including interest income of $240,750 from investments in affiliated issuers) (Note 5)	$1,370,765
Dividends (net of foreign tax of $37,914)	1,295,740
Securities lending (net of expenses) (Notes 1 and 5)	1,303
Total investment income	2,667,808

Expenses
Compensation of Manager (Note 2)	577,065
Investor servicing fees (Note 2)	68,475
Custodian fees (Note 2)	84,531
Trustee compensation and expenses (Note 2)	4,287
Distribution fees (Note 2)	77,778
Administrative services (Note 2)	3,151
Auditing and tax fees	134,052
Other	38,508
Fees waived and reimbursed by Manager (Note 5)	(68,082)
Total expenses	919,765

Expense reduction (Note 2)	(1,571)
Net expenses	918,194

Net investment income	1,749,614

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	2,954,807
Foreign currency transactions (Note 1)	(3,180)
Forward currency contracts (Note 1)	104,381
Futures contracts (Note 1)	(3,631,225)
Swap contracts (Note 1)	442,576
Total net realized loss	(132,641)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	14,513,919
Assets and liabilities in foreign currencies	2,768
Forward currency contracts	(31,081)
Futures contracts	(256,942)
Swap contracts	28,964
Written options	22,059
Total change in net unrealized appreciation	14,279,687

Net gain on investments	14,147,046

Net increase in net assets resulting from operations	$15,896,660

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund 35

Statement of changes in net assets

	Year ended	Year ended
	12/31/23	12/31/22
Increase (decrease) in net assets
Operations:
Net investment income	$1,749,614	$1,606,900
Net realized loss on investments and foreign currency transactions	(132,641)	(582,815)
Change in net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	14,279,687	(21,103,218)
Net increase (decrease) in net assets resulting from operations	15,896,660	(20,079,133)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(1,231,765)	(1,252,464)
Class IB	(480,710)	(478,336)
Net realized short-term gain on investments
Class IA	—	(2,725,827)
Class IB	—	(1,262,870)
From capital gain on investments
Net realized long-term gain on investments
Class IA	—	(4,278,358)
Class IB	—	(1,982,152)
Decrease from capital share transactions (Note 4)	(11,027,900)	(935,371)
Total increase (decrease) in net assets	3,156,285	(32,994,511)
Net assets:
Beginning of year	97,078,833	130,073,344
End of year	$100,235,118	$97,078,833

The accompanying notes are an integral part of these financial statements.

36 Putnam VT Global Asset Allocation Fund

Financial highlights
(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]
Class IA
12/31/23	$15.19	.30	2.36	2.66	(.29)	—	(.29)	$17.56	17.78	$68,403	.86[f]	1.87[f]	262
12/31/22	20.05	.25	(3.20)	(2.95)	(.29)	(1.62)	(1.91)	15.19	(15.82)	66,140	.86[f]	1.56[f]	262
12/31/21	18.21	.22	2.30	2.52	(.18)	(.50)	(.68)	20.05	14.25	89,120.84		1.13	306
12/31/20	16.95	.22	1.72	1.94	(.36)	(.32)	(.68)	18.21	12.58	87,732.86		1.32	320
12/31/19	15.17	.32	2.26	2.58	(.29)	(.51)	(.80)	16.95	17.42	88,722	.86[f]	1.98[f]	164
Class IB
12/31/23	$15.44	.26	2.41	2.67	(.25)	—	(.25)	$17.86	17.48	$31,832	1.11[f]	1.62[f]	262
12/31/22	20.34	.22	(3.26)	(3.04)	(.24)	(1.62)	(1.86)	15.44	(16.03)	30,939	1.11[f]	1.30[f]	262
12/31/21	18.47	.17	2.34	2.51	(.14)	(.50)	(.64)	20.34	13.95	40,953	1.09	.88	306
12/31/20	17.17	.18	1.75	1.93	(.31)	(.32)	(.63)	18.47	12.31	38,431	1.11	1.06	320
12/31/19	15.35	.28	2.29	2.57	(.24)	(.51)	(.75)	17.17	17.13	36,773	1.11[f]	1.72[f]	164

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of average
net assets
December 31, 2023	0.07%
December 31, 2022	0.05
December 31, 2019	0.01

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund 37

Notes to financial statements 12/31/23

Unless otherwise noted, the “reporting period” represents the period from January 1, 2023 through December 31, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Franklin Templeton	Franklin Resources, Inc.
JPMorgan	JPMorgan Chase Bank, N.A.
OTC	over-the-counter
PAC	The Putnam Advisory Company, LLC, an affiliate of
Putnam Management
PIL	Putnam Investments Limited, an affiliate of Putnam
Management
Putnam Management	Putnam Investment Management, LLC, the fund’s
manager, an indirect wholly-owned subsidiary of
Franklin Templeton
SEC	Securities and Exchange Commission
State Street	State Street Bank and Trust Company

Putnam VT Global Asset Allocation Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term return consistent with preservation of capital. The fund invests a majority of its assets in a diversified portfolio of equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. Putnam Management may also use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant

38 Putnam VT Global Asset Allocation Fund

market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based

Putnam VT Global Asset Allocation Fund 39

upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At the close of the reporting period, the fund has deposited cash valued at $22,121 in a segregated account to cover margin requirements on open centrally cleared interest rate swap contracts.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At the close of the reporting period, the fund has deposited cash valued at $163,664 in a segregated account to cover margin requirements on open centrally cleared credit default contracts.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to

40 Putnam VT Global Asset Allocation Fund

market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $46,041 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, if any, is net of expenses and is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2023, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$867,173	$—	$867,173

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from realized gains and losses on passive investment companies, from unrealized gains and losses on passive investment companies, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $655,198 to increase undistributed net investment income and $655,198 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$26,297,966
Unrealized depreciation	(3,083,595)
Net unrealized appreciation	23,214,371
Undistributed ordinary income	2,294,297
Capital loss carryforward	(867,173)
Cost for federal income tax purposes	$81,808,737

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of

Putnam VT Global Asset Allocation Fund 41

each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.5% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,
0.700%	of the next $5 billion,
0.650%	of the next $10 billion,
0.600%	of the next $10 billion,
0.550%	of the next $50 billion,
0.530%	of the next $50 billion,
0.520%	of the next $100 billion and
0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.590% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2025, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $68,082 as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed-income portion of the fund managed by PIL.

PAC is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund’s assets for which PAC is engaged as sub-advisor and 0.20% of the average net assets of the fixed-income portion of the fund’s assets for which PAC is engaged as sub-advisor.

On January 1, 2024, a subsidiary of Franklin Templeton acquired Putnam U.S. Holdings I, LLC (“Putnam Holdings”), the parent company of Putnam Management, PIL, and PAC, in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Management (the investment manager to the fund and a wholly-owned subsidiary of Putnam Holdings), PIL (a sub-adviser to the fund and an indirect, wholly-owned subsidiary of Putnam Holdings), and PAC (a sub-adviser to the fund and an indirect, wholly-owned subsidiary of Putnam Holdings) became indirect, wholly owned subsidiaries of Franklin Templeton. The Transaction also resulted in the automatic termination of the investment management contract between the fund and Putnam Management, the sub-management contract for the fund between Putnam Management and PIL, and the sub-advisory contract for the fund among Putnam Management, PIL, and PAC that were in place for the fund before the Transaction. However, Putnam Management, PIL, and PAC continue to provide uninterrupted services with respect to the fund pursuant to new investment management, sub-management, and sub-advisory contracts that were approved by fund shareholders at a shareholder meeting held in connection with the Transaction and that took effect on January 1, 2024. The terms of the new investment management, sub-management, and sub-advisory contracts are substantially similar to those of the previous investment management, sub-management, and sub-advisory contracts, and the fee rates payable under the new investment management, sub-management, and sub-advisory contracts are the same as the fee rates under the previous investment management, sub-management, and sub-advisory contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$46,695
Class IB	21,780
Total	$68,475

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,571 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $82, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable from July 1, 1995 through December 31, 2023. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Franklin Templeton, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

42 Putnam VT Global Asset Allocation Fund

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities, including
TBA commitments
(Long-term)	$256,844,253	$264,224,480
U.S. government securities
(Long-term)	—	—
Total	$256,844,253	$264,224,480

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/23		Year ended 12/31/22		Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	42,329	$683,912	25,017	$416,761	127,924	$2,109,385	109,349	$1,865,038
Shares issued in connection with
reinvestment of distributions	79,264	1,231,765	479,480	8,256,649	30,348	480,710	212,278	3,723,358
	121,593	1,915,677	504,497	8,673,410	158,272	2,590,095	321,627	5,588,396
Shares repurchased	(579,637)	(9,323,982)	(596,803)	(9,772,645)	(379,468)	(6,209,690)	(331,914)	(5,424,532)
Net increase (decrease)	(458,044)	$(7,408,305)	(92,306)	$(1,099,235)	(221,196)	$(3,619,595)	(10,287)	$163,864

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/22	Purchase cost	Sale proceeds	Investment income	12/31/23
Short-term investments
Putnam Cash Collateral Pool, LLC*	$271,878	$2,855,032	$3,126,910	$4,414	$—
Putnam Short Term Investment Fund
Class P**	2,067,499	30,440,726	24,620,310	240,750	7,887,915
Total Short-term investments	$2,339,377	$33,295,758	$27,747,220	$245,164	$7,887,915

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Putnam VT Global Asset Allocation Fund 43

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$600
Written equity option contracts (contract amount)	$300
Futures contracts (number of contracts)	200
Forward currency contracts (contract amount)	$2,200,000
Centrally cleared interest rate swap contracts (notional)	$11,600,000
OTC total return swap contracts (notional)	$13,500,000
OTC credit default contracts (notional)	$420,000
Centrally cleared credit default contracts (notional)	$3,900,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$181,222	Payables	$23,408
Foreign exchange contracts	Receivables	31,108	Payables	44,760
	Investments, Receivables,
	Net assets — Unrealized
Equity contracts	appreciation	493,900*	Payables	593,661
			Payables, Net assets —
	Receivables, Net assets —		Unrealized
Interest rate contracts	Unrealized appreciation	599,681*	depreciation	111,909*
Total		$1,305,911		$773,738

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$127,266	$127,266
Foreign exchange contracts	—	104,381	—	$104,381
Equity contracts	(3,171,287)	—	323,090	$(2,848,197)
Interest rate contracts	(459,938)	—	(7,780)	$(467,718)
Total	$(3,631,225)	$104,381	$442,576	$(3,084,268)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$37,219	$37,219
Foreign exchange contracts	—	—	(31,081)	—	$(31,081)
Equity contracts	(94,426)	(799,579)	—	(5,824)	$(899,829)
Interest rate contracts	—	542,637	—	(2,431)	$540,206
Total	$(94,426)	$(256,942)	$(31,081)	$28,964	$(353,485)

44 Putnam VT Global Asset Allocation Fund

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Putnam VT Global Asset Allocation Fund 45

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$617	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$617
OTC Total return
swap contracts*#	—	60,476	—	—	—	—	—	58,531	—	—	—	—	—	—	—	—	119,007
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	8,932	13,359	3,065	—	—	5,065	2,689	13,666	—	—	—	46,776
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	33,704	—	—	—	—	—	—	6,016	—	—	—	—	—	39,720
Forward currency contracts#	448	—	—	—	12,165	—	—	—	64	5,626	—	—	11,230	—	827	748	31,108
Purchased options**#	—	—	—	—	150,980	—	—	—	—	—	—	—	—	—	—	—	150,980
Total Assets	$448	$60,476	$617	$33,704	$163,145	$8,932	$13,359	$61,596	$64	$5,626	$11,081	$2,689	$24,896	$—	$827	$748	$388,208
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	2,301	—	—	—	—	—	—	—	—	—	—	—	—	—	2,301
OTC Total return
swap contracts*#	—	70,494	—	—	—	—	—	56,933	—	—	—	—	—	—	—	—	127,427
OTC Credit default contracts —
protection sold*#	2,583	—	—	—	—	12,378	3,994	1,447	—	—	1,437	—	1,569	—	—	—	23,408
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	1,853	—	—	—	—	—	—	—	—	—	—	—	—	—	1,853
Futures contracts§	—	—	—	48,980	—	—	—	—	—	—	10,219	—	—	—	—	—	59,199
Forward currency contracts#	—	—	—	—	1,538	—	—	19,973	—	11,845	—	—	3,938	7,466	—	—	44,760
Written options#	—	—	—	—	26,066	—	—	—	—	—	—	—	—	—	—	—	26,066
Total Liabilities	$2,583	$70,494	$4,154	$48,980	$27,604	$12,378	$3,994	$78,353	$—	$11,845	$11,656	$—	$5,507	$7,466	$—	$—	$285,014
Total Financial and Derivative
Net Assets	$(2,135)	$(10,018)	$(3,537)	$(15,276)	$135,541	$(3,446)	$9,365	$(16,757)	$64	$(6,219)	$(575)	$2,689	$19,389	$(7,466)	$827	$748	$103,194
Total collateral received
(pledged)†##	$—	$—	$—	$—	$135,541	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(2,135)	$(10,018)	$(3,537)	$(15,276)	$—	$(3,446)	$9,365	$(16,757)	$64	$(6,219)	$(575)	$2,689	$19,389	$(7,466)	$827	$748
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$170,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$170,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $1,071,139 and $185,785, respectively.

46 Putnam VT Global Asset Allocation Fund	Putnam VT Global Asset Allocation Fund 47

Federal tax information (Unaudited)

The fund designated 50.83% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

48 Putnam VT Global Asset Allocation Fund

Shareholder meeting results (Unaudited)

October 20, 2023 special meeting

At the meeting, a new Management Contract for your fund with Putnam Investment Management, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
5,204,707	276,194	458,858

At the meeting, a new Sub-Management Contract for your fund between Putnam Investment Management, LLC and Putnam Investments Limited was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
5,184,652	277,129	477,978

At the meeting, a new Sub-Advisory Contract for your fund between Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
5,198,124	275,761	465,874

All tabulations are rounded to the nearest whole number.

Putnam VT Global Asset Allocation Fund 49

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*	Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.	
Barbara M. Baumann Born 1955 Trustee since 2010 Vice Chair since 2022	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.	Director of Yale-NUS College and Trustee of Yale University.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, Chair since 2018	Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
Jennifer Williams Murphy* Born 1964 Trustee since 2022	Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.	Previously, a Director of Western Asset Mortgage Capital Corporation.	
Marie Pillai Born 1954 Trustee since 2022	Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.	Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; Director of Choice Bank, a private, community bank based in North Dakota; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.	
George Putnam III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment adviser; a Director of the Gloucester Marine Genomics Institute; a Trustee of the Lowell Observatory Foundation; and previously a Trustee of the Marine Biological Laboratory.

50 Putnam VT Global Asset Allocation Fund

*Ms. Murphy is the founder, controlling member, and Chief Executive Officer of Runa Digital Assets, LLC (“RDA”), the investment manager of Runa Digital Partners, LP (“RDP”), a private investment fund. Ms. Murphy also holds a controlling interest in RDP’s general partner and is a limited partner in RDP. A subsidiary of Franklin Templeton and certain individuals employed by Franklin Templeton or its affiliates have made passive investments as limited partners in RDP (one of whom serves on the advisory board for RDA, which has no governance or oversight authority over RDA), representing in the aggregate approximately 33% of RDP as of October 31, 2023. In addition, if certain conditions are met, Franklin Templeton will be entitled to receive a portion of any incentive compensation allocable to RDP’s general partner. For so long as Franklin Templeton maintains its investment in RDP, Ms. Murphy also has agreed upon request to advise and consult with Franklin Templeton and its affiliates on the market for digital assets. Ms. Murphy provides similar service to other limited partners in RDP that request her advice. Ms. Murphy also is entitled to receive deferred cash compensation in connection with her prior employment by an affiliate of Franklin Templeton, which employment ended at the end of 2021. With regard to Ms. Murphy, the relationships described above may give rise to a potential conflict of interest with respect to the Funds.

†Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Management. He is President of your fund and each of the other Putnam funds and holds direct beneficial interest in shares of Franklin Templeton, of which Putnam Management is an indirect wholly-owned subsidiary.

‡Ms. Trust is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Management by virtue of her positions with certain affiliates of Putnam Management.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2023, there were 105 funds in the Putnam family of funds, including 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds. Each Trustee serves as Trustee of the 105 funds in the Putnam family of funds. Ms. Trust also serves as Trustee of 127 other funds that are advised by one or more affiliates of Putnam Management.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Putnam VT Global Asset Allocation Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Kevin R. Blatchford (Born 1967)	Kelley Hunt (Born 1984)	Denere P. Poulack (Born 1968)
Vice President and Assistant Treasurer	AML Compliance Officer	Assistant Vice President, Assistant Clerk,
Since 2023	Since 2023	and Assistant Treasurer
Director, Financial Reporting, Putnam Holdings	Manager, U.S. Financial Crime Compliance,	Since 2004
Franklin Templeton
James F. Clark (Born 1974)		Janet C. Smith (Born 1965)
Vice President and Chief Compliance Officer	Martin Lemaire (Born 1984)	Vice President, Principal Financial
Since 2016	Vice President and Derivatives Risk Manager	Officer, Principal Accounting Officer,
Chief Compliance Officer, Putnam Management	Since 2022	and Assistant Treasurer
and Putnam Holdings	Risk Manager and Risk Analyst,	Since 2007
	Putnam Management	Head of Fund Administration Services, Putnam
Michael J. Higgins (Born 1976)		Holdings and Putnam Management
Vice President, Treasurer, and Clerk	Alan G. McCormack (Born 1964)
Since 2010	Vice President and Derivatives Risk Manager	Stephen J. Tate (Born 1974)
	Since 2022	Vice President and Chief Legal Officer
Jonathan S. Horwitz (Born 1955)	Head of Quantitative Equities and Risk,	Since 2021
Executive Vice President, Principal Executive	Putnam Management	General Counsel, Putnam Holdings, Putnam
Officer, and Compliance Liaison		Management, and Putnam Retail Management
Since 2004

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer, other than Ms. Hunt, is 100 Federal Street, Boston, MA 02110. Ms. Hunt’s address is 100 Fountain Parkway, St. Petersburg, FL 33716.

52 Putnam VT Global Asset Allocation Fund

Other important information

Proxy voting

The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfoliosecurities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Barbara M. Baumann, Vice Chair
Boston, MA 02110	P.O. Box 219697	Liaquat Ahamed
	Kansas City, MO 64121-9697	Katinka Domotorffy
Investment Sub-Advisors	1-800-225-1581	Catharine Bond Hill
Putnam Investments Limited		Jennifer Williams Murphy
16 St James’s Street	Custodian	Marie Pillai
London, England SW1A 1ER	State Street Bank and Trust Company	George Putnam III
Robert L. Reynolds
The Putnam Advisory Company, LLC	Legal Counsel	Manoj P. Singh
100 Federal Street	Ropes & Gray LLP	Mona K. Sutphen
Boston, MA 02110		Jane E. Trust
Independent Registered
Marketing Services	Public Accounting Firm
Putnam Retail Management	PricewaterhouseCoopers LLP
Limited Partnership
100 Federal Street
Boston, MA 02110

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Global Asset Allocation Fund 53

This report has been prepared for the shareholders
of Putnam VT Global Asset Allocation Fund.	ANVT83 335889 2/24

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In connection with the acquisition of Putnam Investments by Franklin Templeton, the Putnam Investments Code of Ethics was amended effective January 1, 2024 to reflect revised compliance processes, including: (i) Compliance with the Putnam Investments Code of Ethics will be viewed as compliance with the Franklin Templeton Code for certain Putnam employees who are dual-hatted in Franklin Templeton advisory entities (ii) Certain Franklin Templeton employees are required to hold shares of Putnam mutual funds at Putnam Investor Services, Inc. and (iii) Certain provisions of the Putnam Investments Code of Ethics are amended that are no longer needed due to organizational changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2023	$120,835	$ —	$10,636	$ —
December 31, 2022	$99,786	$ —	$11,840	$ —

For the fiscal years ended December31, 2023 and December 31, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $370,768 and $253,851 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2023	$ —	$360,132	$ —	$ —
December 31, 2022	$ —	$242,011	$ —	$ —

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

(a) No

(b) No

Item 14. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable

(a)(3) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2024

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 27, 2024